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                                    [LOGO]

       BARON ASSET
  1    FUND HIGHLIGHTS

PERFORMANCE.........................................................1

INVESTMENT STRATEGY.................................................3

RECENT NEWS
DEVELOPMENTS........................................................5

OTHER DEVELOPMENTS..................................................7

       BARON GROWTH
       & INCOME FUND
  2    HIGHLIGHTS


PERFORMANCE.........................................................9

INVESTMENT STRATEGY................................................10

OTHER DEVELOPMENTS.................................................12

       BARON SMALL
 3     CAP FUND

PERFORMANCE........................................................13

INVESTMENT PHILOSOPHY
AND HOLDINGS.......................................................13




767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

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                                                  THIS QUARTERLY REPORT CONTAINS
                                                     INFORMATION FOR THREE FUNDS




 BARON ASSET FUND


QUARTERLY REPORT                                                 JUNE 30, 1998

Dear Baron Asset
Fund Shareholder:
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PERFORMANCE

Turmoil in global financial markets during the six weeks ended August 28 has hurt our performance.

Although we try to be very careful and disciplined about the prices we pay for shares of businesses, we have long understood that for very little reason virtually any company's share price may fall 20-30% at almost any time. But, it remains highly unlikely that all companies' share prices will fall 20-30% at the same time, and some a lot more, without company-specific negative developments. Except, of course, during world crises. We have resigned ourselves to endure volatile stock price performance during the rare and short periods when world events are so unsettled that traders are given a compelling excuse to sell. The most recent such period, before this summer, lasted about three months and ended during October 1990, after Saddam attacked Kuwait.

The current global economic and political crises have caused stock markets around the world to plunge and developing nations to devalue their currencies, one after another, against the dollar. We believe this instability will likely soon end. Japan, Russia, China, Malaysia, Brazil et al. may finally design and implement programs first to stabilize, and then to help, their economies recover.

The U.S. Federal Reserve may help by lowering short term interest rates. U.S. short term interest rates are now higher than long term rates, an unusual occurrence known as an "inverted yield curve." In the past, inverted yield curves have not persisted for long. When short term rates are higher than long term rates, economic growth is hampered.


                                   [GRAPH]


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PERFORMANCE                                 PERFORMANCE
FOR THE 6 MONTHS ENDED JUNE 30, 1998        SINCE INCEPTION
                                            JUNE 12, 1987 THROUGH JUNE 30, 1998



BARON ASSET FUND         7.61%              BARON ASSET FUND          579%
S&P 500*                17.63%              S&P 500*                  405%
RUSSELL 2000*            4.93%              RUSSELL 2000*             237%

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* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE
  PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.


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But, most likely, U.S. investors will soon realize that most businesses in which they are shareholders are little affected by developments in those distant countries. It is easy to observe that during the past six weeks, there have been no fewer residents in Manor Care's nursing homes, no fewer students in DeVry's colleges, no fewer Libbey restaurant glasses broken that must be replaced, no fewer listeners to Heftel's Hispanic radio stations, no fewer winter vacation trips planned to Vail, no fewer Polo t-shirts purchased in department stores... Only their stock prices have changed (dramatically lower), not their businesses.

We believe there will be little impact on the domestic oriented businesses in which we are shareholders, about 82% of our portfolio, as a result of Fed Chairman Greenspan's July ruminations about inflation; Starr's recently completed multi-year investigation of President Clinton; the economic collapse of Russia; the continuing deep recession in Japan; and the difficult, and deflationary, economic conditions that now prevail throughout developing nations in Asia and South America.

We considered low share prices during fall 1990 as anomalies and tried to take advantage of that occurrence. We consider low share prices during August 1998 similarly, and are again trying to advantage ourselves.

Our performance results for the six months ended June are illustrated in the bar charts on the prior page, as has always been our custom. The more telling results, however, are the comparisons illustrated in the accompanying tables.

Table I BAF Performance vs. Indices
-------

                      July 17-Aug 28     Dec 31-Aug 28    6/12/87-Aug 28
Baron Asset Fund        (24.0%)            (16.3%)           427.5%
S & P 500*              (13.3%)              6.9%            359.0%
Russell 2000*           (22.3%)            (17.6%)           165.0%

Larger companies outperformed smaller companies, both during the past six weeks, and during all of 1998. Although our investment portfolio's performance has certainly not distinguished itself during this most recent difficult period, we are pleased that Baron Asset Fund's shareholders consistently purchased more shares in our Fund than were redeemed during August. This not only allowed Baron Asset to continue to add to its investment holdings at very attractive prices, but also allowed many of our shareholders to buy additional Baron Asset Fund shares, also at what we believe to be very attractive prices. We believe traders who sold shares in businesses we own at distress, low prices for no fundamental reason, however, will soon try to buy back these shares. It will likely prove just as difficult to purchase small cap shares in a rising market as it was to sell them in a declining market.

Small caps have underperformed for a long time. But, the mostly domestic focused businesses in which we're shareholders are continuing to grow rapidly.

Smaller and mid sized businesses' stock prices have under performed larger companies' shares, not only recently, but nearly


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continuously since Spring 1983. This is despite the fact that stock prices of smaller businesses for more than fifty years have, on average, outperformed shares of larger companies by about two percentage points per year. (Ibbotson, University of Chicago)

The past two years have provided especially meager returns to investors in smaller and mid-sized businesses. While the S & P 500 index has advanced more than 53.5% from May 1996 through August 28, 1998, the Russell 2000 has fallen 0.6%. After the stock market correction of the past six weeks, Baron Asset Fund has gained only 10.3% during the two year period. The businesses in which we are shareholders, however, have grown a lot more, on average about 40% more.

I founded Baron Capital, Inc., with brilliant market timing, in June 1982, principally to invest in smaller and mid-sized businesses. I felt then, and I continue to believe, that smaller businesses have opportunities to grow faster than larger ones...and, that smaller businesses are less likely to be fairly valued than larger companies since few analysts follow their progress. This, I believed, would offer investment opportunity. My theory about market inefficiencies has proven correct over the past sixteen years. Although small caps have underperformed since 1983, we have found significant opportunity in this market segment. Baron Capital's clients, including Baron Asset Fund, have outperformed the S & P 500 and the Russell 2000 as many small companies in which we've invested have grown a lot bigger. Of course, past performance can be no guarantee of future results.

We continue to estimate that each of the businesses in which we have invested will at least double in size, and in profits, by 2002, and that their stock prices will reflect this growth. We believe stock prices of businesses in which we are investors are undervalued relative to their current results, with little or no value accorded their potential growth. The share price of Baron Asset Fund could, therefor, significantly exceed the performance of the Fund's underlying businesses during the next several years.

We remain committed to our goal that Baron Asset Fund double its per share value every three to five years. From Baron Asset Fund's inception eleven years ago until just six weeks ago, we had achieved our objectives. Although there can obviously be no assurances, we expect Baron Asset Fund's price to recover its recent losses and that it will continue to meet our long term growth objectives. Our long term goal for Baron Asset Fund remains $100 per share during 2002.

Small caps are cheap!

According to today's Barron's, T. Rowe Price's New Horizons Fund is the "...granddaddy of small cap growth funds. For years, investors have used New Horizons as a benchmark for small cap stocks. Historically, the P/E of New Horizons has ranged from one to two times the P/E of the S & P 500...When small cap stocks reach extreme valuations, New Horizon's multiple can


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reach twice that of the S & P. When in disfavor, parity. At the moment, that fund is trading at a P/E less than the S & P--that's happened only twice before in the fund's 38-year history--late 1976, and the third quarter of 1990. Both times, small-caps soon launched multiyear rallies."

Perhaps the only fly in the ointment, as Fidelity's Peter Lynch points out, is that valuations for many larger companies remain high. Although Peter, too, thinks there's great value in smaller companies, and that they will soon outperform larger companies' stocks, he believes that earnings for many S & P 500 large businesses must catch up to their stock prices before they can again advance. Until large company stocks stabilize, Peter thinks small cap stocks could continue to have a difficult time. Peter goes on to say that while he is uncertain about the direction of the next 1000 Dow points, he is certain about the direction of the next 5000 Dow points...UP!

Table II P/Es and Annual Growth Rates...BAF vs. S & P 500*
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                      99 P/E     5 year annual growth rate
Baron Asset Fund      16.2X               25.0%
S & P 500             23X                  7.0%

The table above describes estimated P/E and growth rate valuations for investments representing 39.2% of Baron Asset Fund's portfolio. Pre tax cash flow, replacement cost and growth rate valuations for an additional 21.9% of our holdings are described in the addenda to Table III below. The rest of our portfolio, our "farm team," is even cheaper!

We think there's a lot of value, both absolutely and relatively, in the diversified portfolio of well managed, fast growing, very profitable and unique businesses in which we are part owners. We expect the share prices of these businesses, over a reasonable time period, to again reflect their values and growth prospects.

Table III Estimated Business P/Es and 5 Year Annual Growth Rates
---------

We believe it appropriate to value, for comparative purposes, eleven of Baron Asset Fund's largest twenty investments based upon our projected P/E ratios and growth rates.


                       % BAF      grth/yr      99 P/E
Sotheby's              7.1%         18 %       14.4X
Charles Schwab         6.9%         33 %       20.2X
Polo Ralph Lauren      4.2%         18 %       11.5X
Manor Care             3.8%         20 %       11.4X
Choice Hotels          3.7%         25 %       11.8X
Dollar Tree            2.9%         30 %       21.8X
Healthcare Retire      2.5%         20 %       11.4X
Robert Half            2.4%         35 %       23.1X
DeVry                  2.3%         26 %       32.5X
Sun Intl               2.1%         30 %        9.9X
Libbey                 1.8%         18 %        8.8X
                      ----          --         -----
                      39.9%        25.0%       16.2X
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Five other businesses, also among our top twenty holdings, represent 12.9% of our assets. We believe these businesses are more appropriately comparison-valued based upon multiples of pre tax free cash flow, i.e., cash flow before taxes, but after capital investment required to maintain their physical plant. This is because their depreciation and other non cash charges overstate real economic costs. These businesses include Vail Resorts, AMF Bowling, Heftel Broadcasting, Cross Timbers Oil and Premier Parks. They have a current composite enterprise value of 11.1X pre tax free cash flow and a composite annual growth rate of 21.1%. Pre tax free cash flow multiples and growth rates are valued compared to "riskless" returns available from long term government securities.

Development businesses NTL, 3.1% of Baron Asset's portfolio, and American Tower, 2.4% of Baron Asset's portfolio, already produce significant operating cash flows. But, current cash flows are very small when compared to what they could become in only a few years. In the case of NTL, as it finishes the build out of its English cable tv/telephony system, adds customers, adds services and reduces access charges; in the case of American Tower, as it acquires and builds communications towers and adds customers to its towers. Both businesses have opportunities to increase in value three to four fold in the next four or five years.

Spieker Properties, 1.9% of Baron Asset's portfolio, owns suburban office properties, principally in northern California, with rents in place substantially less than current market rents. As leases expire during the next few years, Spieker's rental income will continue its strong growth. Felcor, 1.5% of Baron Asset's holdings, is the largest owner of Embassy Suites and Holiday Inns. The company's cash flows will increase significantly during the next few years as it begins to benefit from its Holiday Inns' property renovations. Spieker and Felcor are priced significantly below the replacement cost of their properties. Both REITs offer significant, and growing, yields.

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INVESTMENT STRATEGY

Baron Asset Fund focuses its investments in a relatively small number of entrepeneurially managed, fast growing, unique and very profitable, or potentially very profitable, small and mid sized businesses. Our portfolio investments are focused on businesses that have significant opportunities to become larger, a lot larger. Opportunities for our businesses are often derived from investments which result from what we describe as "mega-trends." Mega-trends are the result of important demographic, political or societal changes that will likely be long lasting. A few examples: (1) the Hispanic population in the United States is growing at five times the rate of the rest of the country, creating demand for products and services for Hispanics such as media, financial services and retail; (2) the elderly, those 80 years and older, are growing three times as rapidly as younger persons, creating more demand for quality healthcare, residential, leisure and


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other support services for the elderly; (3) the baby boomers are our largest population segment, creating demand for services, including retirement services, this now "middle aged" population segment requires; and (4) education beyond secondary school is now required for most jobs, creating increasing demand for private degree-granting education institutions that can provide technical training, a college degree and a job upon graduation.

Although Baron Asset Fund owns a diversified portfolio of what we consider great businesses, its portfolio is relatively concentrated when compared to those of most other mutual funds. 47.1% of Baron Asset Fund's net assets are invested in just 12 businesses, 61.4% of net assets in just 20, 87.1% in 50. This relative focus has allowed us to apply our resources to better understand and learn a lot about a few businesses. We think our Fund's competitive advantage is understanding a business' prospects and getting to know its management's capabilities better than other investors.

Baron Asset Fund's time horizon and perspective are different than those of most other mutual funds. While most mutual funds turn over, replace, their portfolio every year, Baron Asset turns over, replaces, its portfolio infrequently, usually only after several years. In addition to studying factors that drive business growth rates and current levels of earnings and profits, we focus on barriers to prevent others from usurping our business corporate opportunities...factors that will enable a business to sustain high levels of profitability for a long time, a time period that will coincide with our investment horizon. Barriers to entry, not just numbers...this is important to us since our investment time horizon can be measured in years, not quarters, months, weeks, days, or minutes.

A few examples of important barriers to prevent others from commoditizing business returns? (1) Zoning: No one wants communications towers, mobile home parks, amusement parks, billboards or prisons in their neighborhood. NIMBY...not in my backyard. If you own one, you should be able to earn an above average and growing return for a long time since you're not likely to experience much competition. (2) Brand name and reputation: If you're Sotheby's, you've established a reputation for expertise and integrity over 254 years. How does someone compete with that? Polo Ralph Lauren stands for upscale, quality, style, tasteful products that people aspire to own. And not just clothing. Polo is Americana to untold millions in Asia and Europe as well. It's taken a long time and hundreds of millions spent to create that aura. Oh, yes, and it's taken thirty years of producing high quality upscale products to gain a reputation that could now be suitable for other ventures. Charles Schwab has a reputation for customer service and innovation. Schwab has funded its innovative services by spending hundreds of millions of dollars annually and giving more than lip service to its credo of trying to offer customers a great deal. And has done it successfully for decades. How do you compete with that?
(3) Governments grant licenses for radio, television, telephone, satellite

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communications. The barriers to competition here are evident. But, it is a double edged sword. If you make too much money from your government license, if you're egregious in your pricing, or, if you don't provide the quality service the issuing government expected, you can be pretty certain your monopoly license will be eroded.

Our long term investment time horizon often allows us to buy shares after they have fallen, either for a short term company specific problem or a "macro" world development.

Baron Asset Fund holds large and valuable equity ownership stakes in several businesses.

Baron Asset Fund owns meaningful percentage stakes in several well managed, rapidly growing, increasingly profitable, unique, publicly owned, small and mid sized businesses. As a long term investor, Baron Asset Fund owns stakes in several businesses acquired initially several years ago as small companies that have since grown into mid-sized businesses and that still have the opportunity to significantly increase in value. One example? Baron Asset owns 3.3% of Charles Schwab, an ownership interest that we began to purchase in 1992. Schwab's share price, and equity market capitalization, have since increased about ten fold. During the next five years, Schwab's share price has the potential to multiply several fold again.

In 1992, we felt Schwab would revolutionize the way mutual funds were purchased through its innovative mutual fund supermarket. We were right. Schwab's customer assets in 1992 were a little more than $60 billion. In the current year, they exceeded $400 billion. Schwab is now revolutionizing the way individuals buy stocks. Although Schwab doesn't offer its customers the lowest competitive price, Schwab does offer a value service, and is the lowest cost and the largest provider of internet brokerage services. Its market share approximates 30%. Schwab now conducts more commerce on the internet than any other company. Internet brokerage services currently bring assets to Schwab, just as its pioneering mutual fund marketplace did in 1992 and its pioneering discount brokerage business did in 1975.

Net interest income and mutual fund service fees, not volatile transaction fees, currently represent about $1 billion annual revenues, nearly half Schwab's total revenues. These revenues should grow in parallel with Schwab's customer assets with little required additional costs. Schwab is now about to launch bank-like services to its customers, including Schwab automatic monthly bill paying services. Schwab will also, over time, allow others, for a fee, to sell its clients credit cards, insurance, mortgage loans, etc., becoming a sort of an America On Line mall of financial services. With its customer assets likely to increase two and a half times within the next four years and its earnings on each dollar of those assets likely to increase as Schwab offers its customers more services, how is Schwab currently valued? The best mutual fund management companies are often accorded


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valuations of 5-6% of customer assets, while banks' valuations often exceed 10%
of customer deposits. With explosive growth of customer assets and increasing earnings rates on those assets ahead, Schwab is currently valued for about 2% of its customers' assets.

In many instances, Baron Asset Fund has acquired low voting, non control shares in businesses. This includes Sotheby's, Vail Resorts, Saga Communications, Polo Ralph Lauren and Cox Radio. These stocks have been purchased with no takeover or change in control premium embedded in their share prices. We believe the share prices of these businesses were lower than if our shares had full voting rights. This is because the ability of shareholders to sell control without approval by the company's directors is limited. But, we nevertheless think we made good deals. In general, it is not our intention to invest in businesses we believe will be acquired. So, why pay a premium for the possibility? Unlike some of our friends who invest in undervalued and poorly managed businesses and then lobby to replace their managers, we do not invest in a business in whose management we do not have confidence...confidence that the executives are hardworking, entrepreneurial, capable and ethical...and who we trust to act as our fiduciaries.

Table IV Large Purchases December 31, 1997 through  August 28, 1998
--------

Sotheby's                                               $335.2 million
Polo Ralph Lauren                                        151.1
Vail Resorts                                             149.6
Charles Schwab                                           131.6
Healthcare & Retirement                                  127.2
American Tower                                           113.5
AMF Bowling                                              101.6
Libbey                                                    61.7
Budget                                                    57.8
Premier Parks                                             51.5
Sun International                                         36.6
ITT Education                                             36.1
Mirage Resorts                                            29.6
Spieker                                                   29.2
Industrie Natuzzi                                         27.4

During the past eight months, Baron Asset Fund has made significant new investments in three businesses, Sotheby's, Polo Ralph Lauren and Vail Resorts. These three new investments, which we think of as building block additions to our existing foundation of "core" equity holdings, were initiated in 1997, and now represent about 16.7% of Baron Asset Fund's net assets. As recently purchased investments, they offer our shareholders substantial embedded appreciation potential, in our opinion. We have written at length about all three companies in our shareholder reports during the past year.

Our existing "core holdings" foundation investments were acquired mostly in two distinct time periods, 1989 to 1992 and


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1994 to 1996. From 1989 to 1992, we purchased Manor Care, the most profitable and leading nursing home business; Robert Half International, the leading provider of highly specialized temporary workers, i.e., accountants, information technology professionals and financial executives; DeVry, a leading private college operator that not only offers a four year degree through national, multi-campus, site based technical and liberal arts instruction, but also places more than 90% of its graduates in jobs in their chosen profession within six months of graduation; and Charles Schwab. Share prices of all these investments, even after their recent price declines, have increased six to forty five times since our initial purchases. And, all still have the opportunity to at least double in value within the next four years. Our core investments initiated from 1989 to 1992 represent 15.4% of Baron Asset Fund's current portfolio.

Core investment holdings acquired from 1994 to 1996 include Dollar Tree, the leading dollar discount store retailer; Heftel Broadcasting, the leading Hispanic radio broadcaster; NTL, a leading cable television/telephony provider in England that also happens to own a large network of communications towers in that country; American Tower, the leading independent communications towers business spun out of American Radio after that company was acquired by CBS; and Sun International Hotels, a leading casino hotel resort operator. After their recent share price declines, most investments in this category have also increased significantly in value from the time of their initial purchases. Three have about tripled in value, one, a little more than doubled, and only Sun International Resorts is nearly unchanged in price. We believe all still have the opportunity to at least double within the next four years. The opening of Sun International's additions to its Atlantis casino hotel resort in the Bahamas this fall should significantly boost that company's earnings, and, accordingly, its stock price later this year. Baron Asset's core investments initiated from 1994 through 1996 represent 12.5% of the Fund's current portfolio.

Return on investment. Baron Asset Fund's criteria before it will invest in a business includes at least a 50% potential return in the two years following that initial investment. Once the Fund is a shareholder, an investment must have the potential to continue to double in value during the next four years.


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RECENT NEWS DEVELOPMENTS

 ...mostly favorable...


Amusement and Recreation

Sun International Hotels continues to achieve outstanding earnings results from its Paradise Island, Bahamas, Atlantis casino resort hotel. Operations are experiencing only minor disruptions at that island resort despite a massive, nearly completed construction project underway. The Atlantis will open a new


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casino, additional hotel rooms and themed attractions this fall. The Atlantis'
year round hotel occupancy should exceed 90% this year, results achieved only rarely elsewhere, in fact, only consistently in Las Vegas. The $480 million addition, a water and ruins oriented hotel, is replete with shark pools visible from the lobby, waterfalls and the sounds of cascading water nearly everywhere, water slides through tanks filled with massive stingrays, sharks and colorful fish and, beautiful beaches. The hotel will be an attraction, we think, that most of you will want to visit with your children or grandchildren. Advance bookings are strong and we think it will earn a lot more than others expect.

Healthcare

Manor Care and Healthcare & Retirement (HCR) announced a proposed merger. Manor Care has, we believe, the finest nursing facilities in its industry. Its very high private pay resident census attests to this. Manor Care operates its business based in the high cost, Washington, D.C. neighboring community, Silver Springs, Maryland. HCR is arguably the best managed company in the nursing home industry. Its top management was recruited from Manor Care about ten years ago. In fact, HCR's chief operating officer for the past ten years was the chief operating officer of Manor Care for twelve years immediately before accepting his HCR position. HCR is based in Toledo, Ohio, a significantly less expensive venue than D.C. The merged businesses have significant opportunities to reduce overhead costs. There are also significant opportunities to boost revenues with assisted living unit expansion and by providing more intensive medical services in its facilities. The merged businesses expect to achieve annual earnings gains of 20% for the next several years.

Hotels

Choice Hotels recruited a new president and chief executive officer, Chuck Ledsinger, Jr., a youthful, former top executive with Promus and St. Joe's. We view this appointment very favorably. Choice is continuing to benefit from new limited service hotel construction. A large percentage of these newly built properties are becoming Choice franchisees. Also offering Choice significant potential for enhanced revenues are "preferred provider" revenues that are just beginning to grow rapidly. Choice shares have not performed well during the past several months as investors worried about hotel overbuilding (as noted, however, Choice is a beneficiary of this construction). Choice has repurchased a substantial portion of its shares in open market transactions during the past few months.

 ...but, we've had a few disappointments, too....

The top 50 investments for Baron Asset Fund represent 87.1% of the Fund's net assets...six of these businesses representing 7.5% of the Fund's net assets have experienced adverse developments this year... We think the long term prospects for all these businesses are still favorable...

Amusement and Recreation

We purchased AMF shares expecting the company to about double the number of bowling alleys it owned to 1000 facilities by the year 2000. We also expected AMF to about double the profits of each of those facilities by 2003 as it improved both their physical plants and bowling operations. AMF was able to buy so many bowling alleys in the U.S. so quickly at great prices, generally five times operating income, it was unable to manage them well. Further, AMF's sale of bowling alley equipment, principally to far eastern customers, has been significantly penalized by economic disruptions in Asian markets this year. AMF recently added a senior executive to add focus to operations. It will soon hire a consulting firm to assist its operations executives. It has also decided to slow lane acquisitions sharply, in the near term, until it is able to demonstrate that its existing properties can consistently improve profitability. We expect the graphics for AMF bowling alleys in a few years to be as recognizable as those of Blockbuster. We also continue to believe that AMF facilities will prove attractive destination entertainment centers; that AMF will own 1000, very profitable bowling alleys, although probably two or three years later than we had expected; and that its Asian operations will recover. Bowling is, after all, an attractive sport for growing Asian middle class consumers.

Premier Parks acquired Six Flags of Texas amusement parks from Time Warner immediately before the peak summer season. It was by then too late to change the radical new marketing plan for the Six Flags' parks being implemented by the company's prior management. Six Flags parks' advance season discount tickets and promotions, important attendance drivers, had been cut sharply when the previous park executives attempted to reposition those parks. Although attendance and per capita spending at Premier Parks' existing amusement parks were very strong this summer, Six Flags parks' attendance fell modestly. Premier Parks management was able to reduce costs at its new parks significantly, $30 million this year alone, a little more than had been expected. Its marketing efforts have only lately begun to impact Six Flags' attendance. Late in August those parks attendances recovered to levels originally budgeted. We continue to expect Premier Parks to substantially increase its parks' cash flows next year and to about double them in four or five years. Regional amusement parks are difficult, very difficult, to build due to zoning restrictions and capital required, important barriers to new competitors.

Energy

Cross Timbers Oil's management has been especially astute about purchasing neglected, long lived oil and gas fields from major oil companies at attractive prices...and, within a short period, reengineering the fields, boosting production and increasing reserves 50%. Cross Timbers has historically increased both reserves per share and cash flow per share more than 25%


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per year while maintaining debt per barrel of reserves constant at $2.40. Since
1993, Cross Timbers has replaced its produced reserves by 454%. The value of Cross Timbers' reserves has been negatively impacted this year by the sharp decline in energy prices. Cross Timbers' management increased the company's energy production, mostly through acquisitions, to offset the energy price decline. Cash flow per share in 1998 will likely again increase more than 25%. So far, Cross Timbers has more than made up its additional production by continuing both to buy properties at attractive prices and to increase reserves in existing fields through redevelopment. Management's only serious stumble has been its unusual purchase for $140 million of publicly traded shares in three other oil companies. Those shares had already fallen sharply in price, but subsequently fell a lot more. With its own stock price having declined about 30%, Cross Timbers recently announced it will distribute to its shareholders annually a $2 per share dividend in a newly created royalty trust. The trust will consist of the company's mature and long lived gas reserves. This distribution will provide a greater than 14% yield at current prices of Cross Timbers' shares. The company expects to be able to maintain this distribution for at least ten years while continuing to increase its reserves per share
5-10% annually. The company also announced and has begun to implement a three million share repurchase plan. If energy prices begin to increase and Cross Timbers' management figures out a way to obtain value from its stock investments, its share price should do a lot better.


--------------------------------------------------------------------------------
OTHER DEVELOPMENTS

Seventh Annual Baron Investment Conference: October 9, New York City

For the more than eleven years since Baron Asset Fund's inception, we have worked hard to provide our shareholders, and our prospective shareholders, with enough information to help you decide whether Baron Asset Fund is an appropriate investment for you and your family. Baron Asset Fund's quarterly report narratives regarding our investments and our strategy, as well as the financial information we provide regarding the Fund, is what I would like to have if our roles were reversed. We regard our annual investment conferences as another important opportunity for you, our shareholders, to become more knowledgeable about your investments in Baron Asset Fund.

Each fall for the past seven years we have invited chief executives of five businesses in which our funds have invested to speak with our shareholders at our annual conference. The executives first describe the businesses they lead and the prospects for those businesses. Their formal talks last about 30 minutes. Slide shows are often used, occasionally punctuated by footage like Vail Resorts' Chairman Adam Aron's film clip last year of nuns from "The Sound of Music" executing exciting snowboarding leaps from snow covered, Colorado mountain tops. Or the dry, almost standup humor of last year's luncheon speaker, Manor Care's Chairman, Stewart Bainum. Or the factual, straightforward presentation by Chairman and CEO Chuck Schwab of his company's prospects three years ago. Chuck didn't use any slides. Following their presentations, each executive answers questions for 15 minutes from our shareholder audience.

Immediately following the presentation by our luncheon speaker, who this year will be Polo Ralph Lauren's Chairman, Ralph Lauren, I will address our shareholders. In the past, I have spoken about our investment strategies. After my talk, unlike our other speakers who answer audience questions for a limited time, I will answer our shareholders' questions until you tire of asking them. No holds barred.

We would not invest in a business on behalf of our Fund's shareholders without visiting and interviewing a business' management, speaking to their competitors and carefully studying available financial information. This is part of our "kick the tires" research approach. We offer our shareholders a similar opportunity each year to "kick the tires" of their investments in Baron Funds, to judge for themselves whether the businesses in which we've invested are appealing, have significant growth prospects and are attractively valued. You also have the opportunity to judge for yourselves whether the executives leading these businesses are people who are forthright, capable and trustworthy. You are also given the opportunity to judge the competency, not just of several businesses' managers, but also of your Fund's portfolio manager, me, who selected the investments.

Our conference begins at 8:00 AM for breakfast and ends following my presentation after lunch. Our speakers this year will be Dee Dee Brooks, President and CEO, Sotheby's, the 254 year old auction house that in recent years has added art financing, real estate brokerage, jewelry and mid-priced art and antiques to its services, and could soon benefit from internet auctions; Sandy Miller, Chairman and CEO, Budget, a leading car and truck rental business that has recently acquired Ryder Truck Rental and is rapidly expanding its used retail car sales business; George Blumenthal, Chairman and CEO of NTL, a leading local and long distance telephone/internet access/cable television provider as well as communications towers owner in England; David Saperstein, Chairman and CEO, Metro Networks, a leading provider to radio and television stations of helicopter traffic reports and weather and news programs in return for commercial avails; and Ralph Lauren, Chairman and CEO of Polo Ralph Lauren, the manufacturer, retailer and licensor of high quality men's and women's wear, home furnishings and sporting goods currently readying other high potential ventures.

Please RSVP at 1-800-99-BARON as soon as possible if you intend to be here so that we can be certain we will be able to accommodate you. Space is limited. Of course, there will be no charge. We hope to see you then.

--------------------------------------------------------------------------------
                               BARON ASSET FUND
--------------------------------------------------------------------------------

Thank you for investing in Baron Asset Fund.

We recognize it cannot be an easy decision for most individuals when you choose to invest in stocks through mutual funds. Your decision must be especially difficult when you must consider how to invest hard-earned savings to fund your retirement, your children's education or a new home. Your task has become even more daunting in recent years since there are now more mutual funds than there are stocks...and widely published, and well respected, advice is often conflicting.

We hope our quarterly shareholder letters, interviews in the press, investment advisor conference calls and annual investment conferences have made it easier for you to determine if Baron Asset Fund is an appropriate investment for you and your family.

We want to thank you for choosing to join us as fellow shareholders of Baron Asset Fund. We will continue to work hard to justify your confidence. Again, thank you.


Sincerely,


/s/ Ronald Baron
----------------------------
Ronald Baron
President
August 28, 1998

                                    [LOGO]

       BARON GROWTH
       & INCOME FUND
2      HIGHLIGHTS


PERFORMANCE.........................................................9

INVESTMENT STRATEGY................................................10

OTHER DEVELOPMENTS.................................................12








767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

 BARON GROWTH & INCOME FUND


QUARTERLY REPORT                                                 June 30, 1998

Dear Baron Growth & Income
Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE

Small cap Baron Growth & Income Fund is number one performer for thirty nine months from inception in 1995 through March 1998; lags most big cap growth and income funds for past five months through August.


Baron Growth & Income Fund was ranked the number one performing growth and income fund by Lipper Analytical for the thirty-nine months from the Fund's inception January 3, 1995 through March 31, 1998. Our small cap growth and income fund's performance during the three months ended June was comparable to that of the Russell 2000, but lagged that of the S & P 500. The performance disparity between larger companies' stocks and smaller companies' stocks, in favor of larger companies' stocks, widened. Our Fund's performance for the six months ended June is illustrated in the bar chart at the bottom of this page, as is customary in our quarterly reports. The more telling comparison, however, is the performance of the Fund for the six weeks from July 17 through August 28 as illustrated in the table below.

Table I BGI Performance vs. Indices
-------


                    July 17-        Dec 31-       1/3/95-
                     Aug 28         Aug 28        Aug 28
Baron Growth
  & Income          (24.0%)        (19.7%)        105.2%
S & P 500*          (13.3%)          6.9%         141.0%
Russell 2000*       (22.3%)        (17.6%)         52.8%

In most instances, and in all instances with our "core" investment holdings discussed below, the businesses in which Baron Growth & Income Fund has invested are significantly larger and more profitable than they were at the beginning of this year. In all but a few instances, their stock prices are significantly lower. Over a reasonable time, we expect the share prices of the businesses in which our Fund is a shareholder to again reflect their current earnings, cash flows, asset values and long


                                   [GRAPH]

------------------------------------      ------------------------------------
PERFORMANCE                               PERFORMANCE
FOR THE 6 MONTHS ENDED JUNE 30, 1998      SINCE INCEPTION
                                          JANUARY 3, 1995 THROUGH JUNE 30, 1998



BARON G&I FUND           4.78%            BARON G&I FUND            168%
S&P 500*                17.63%            S&P 500*                  165%
RUSSELL 2000*            4.93%            RUSSELL 2000*              92%

------------------------------------       ------------------------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

--------------------------------------------------------------------------------
                          BARON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

term, sustainable growth prospects. Since the businesses in which we are investors have significantly outperformed their stock prices, of late, we believe their stock prices could easily outperform their businesses during the next few years. Baron Growth & Income Fund could do the same, although we make no predictions.

Baron Growth & Income Fund's REITs and income oriented securities haven't helped us this year.

Most growth and income funds invest in larger, slower growing, mature businesses that frequently offer good dividend yields. Mature businesses usually have fewer opportunities to reinvest their earnings and earn acceptable returns. Baron Growth & Income Fund differs from most growth and income funds. Our Fund invests primarily in fast growing, entrepeneurially managed, small and mid sized businesses that pay no dividends. This because they normally have ample opportunities to reinvest in their businesses and earn very high returns on those investments. Baron Growth & Income Fund has obtained acceptable yields on its entire portfolio by investing only a portion of our assets, usually 20-30%, in income producing securities, principally real estate investment trusts.

Until this year, our REIT portfolio provided the Fund with outstanding total returns. In the current year, REITs, which we expected to cushion our portfolio in declining markets with their good current yields, performed only a little better than other small cap stocks...but still poorly. The Fund has also been able to obtain reasonable current yields by investing in other income producing securities, most often convertible securities issued by small and mid sized businesses. This year, these securities also did not perform much better than their underlying small cap stock issuers. Further penalizing our Fund's performance, year to date, has been the poor performance of AMF Bowling, one of our largest holdings. AMF's sales of new bowling alleys to Asian economies, an important contributor to its current cash flows, suffered due to turmoil in those markets. Further, while AMF's bowling alley operations in the United States grew rapidly in units, profits per alley fell slightly. U.S. operations problems are being addressed and its Asian business, less than 20% of its normal cash flows and currently making only a nominal cash flow contribution, should recover in a few years. We remain optimistic about AMF's prospects, but they will probably take two or three years longer to achieve than we originally thought. From current price levels, AMF's potential annualized returns are unusually high. But, due to a leveraged capital structure, still not without risk.

Baron Growth & Income Fund is a long term investor in businesses that we expect to double in size in three to five years, and in REITs and other income producing securities that can double in value, including dividends and interest, in five to seven years. Baron Growth & Income Fund is focused on purchasing shares in these businesses at attractive prices, at prices that offer our shareholders the opportunity to grow our per share value as rapidly as the underlying businesses in which we are shareholders. Our objective over the long term remains to increase our per share value at least 15% per year. Our goal remains for Baron Growth & Income Fund to reach $50 per share net asset value during 2002, about a 15% annual return from year end 1997. Of course, there can be no assurance, no guarantee, that we will be able to achieve our objective. But, you can be assured, guaranteed, that we will continue to work hard to achieve this goal...and then try just as hard to double our per share asset values again.

--------------------------------------------------------------------------------
INVESTMENT STRATEGY

Baron Growth & Income Fund is structured to permit individuals to invest in a diversified portfolio of fast growing, well managed, very profitable, small and mid-sized businesses, all of which have significant barriers to forestall competition. We select businesses in which to invest through our independent research, not brokerage firm recommendations, and are very careful about the prices we pay for shares of businesses we purchase. We believe, when we initially invest in a business, that it has an opportunity to become a very large company. If the businesses we own grow, if they are successful, we, as long term investors, will be beneficiaries.

Baron Growth & Income Fund is intended to provide its shareholders with more consistent returns than most small cap mutual funds. This is because a significant part of our Fund, generally 20-30%, is invested in income producing securities. Income producing investments should offer our shareholders more consistent, less volatile, although probably a little lower, long term returns, because a significant part of their total annual returns are derived from interest and dividends. Dividends and interest, of course, are more predictable than capital gains.

"Core" holdings: cheap vs. S & P 500; cheap vs. growth rates; cheap vs. long term interest rates.

Baron Growth & Income Fund has a large part of its portfolio invested in thirteen businesses, our "core" holdings. Several investments have already increased dramatically in price during the past three and a half years since the Fund's inception...and offer potential to at least double again in the next four years. The most notable in this category...Charles Schwab, the leading discount broker, the leading mutual fund supermarket and, most recently, the leading internet broker; Robert Half, the leading provider of highly skilled temporary workers, accountants, technology proficient administrative office workers, information technology workers and, most recently, chief financial officers; Heftel, the leading Hispanic radio company now benefiting from the rapidly growing U.S. Hispanic population and the willingness of advertisers to pay more and more to reach this audience; Dollar Tree, the very profitable and very fast growing discount merchant of necessities and impulse items; and DeVry, the private

--------------------------------------------------------------------------------
                          BARON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

college that provides its students with an accredited college degree, a technical education sprinkled with liberal arts courses...
and, a job, really a career, after its students graduate.

We are just as optimistic about the prospects for several newer investments that have made the leap from "farm team" to "core" in record time, most notably Polo Ralph Lauren, the provider of high quality, tasteful, stylish, luxury goods that consumers aspire to own; auctioneer Sotheby's, the 254 year old auction business that has just one real competitor, has recently added real estate brokerage, fine art financing, jewelry sales, and could soon derive important benefits from more moderate priced arcade jewelry and furniture sales and, of course, internet auctions; and Vail Resorts, the premier ski resort in the United States that is adding retail and lodging services to its mountains and has an important opportunity with pricing.

Table II "Core" Holdings: Estimated P/E ratios, Annual Growth  Rates
--------


                            %BGI             99P/E           Grwth
Choice Hotels               9.4%             11.8X            25%
Charles Schwab              8.7%             20.2X            33%
Manor Care                  6.0              11.4X            20%
Heftel Broadcst             4.4                NA             25%
Rbt Half                    3.9              23.1X            35%
Dollar Tree                 3.7              21.8X            30%
NTL                         3.2                NA             35%
Amer Tower                  3.0                NA             35%
DeVry                       2.7              32.5%            26%
Sun Intl                    2.6               9.9%            30%
Vail                        1.6                NA             16%
Polo Ralph Lauren           1.2              11.5X            18%
Sotheby's                   1.2              14.4X            18%
                           ----              -----          ----
Composite                  51.6%             17.0X          27.8%
S&P 500                     N/A              23.0X           7.0%

Baron Growth & Income Fund's "core" investment portfolio holdings consist of 13 rapidly growing media, health care, business services, communications, education and amusement businesses. These holdings represent 51.6% of the Fund's assets and have a composite, five year projected growth rate of 27.8% per year.

In our opinion, eight of the businesses listed in the above table can best be valued for comparative purposes based upon price/earnings ratios and growth rates. These investments comprise 39.5% of the Fund's net assets and have a composite, long term, annual growth rate of 27.4% and a composite 1999 P/E ratio of 17.0X. This compares well to the S & P 500's composite, long term annual growth rate of 7% and 1999 estimated P/E ratio of 23X.

The leading Hispanic radio broadcaster, Heftel, is, in our opinion, most appropriately valued by comparing its multiple of broadcast cash flow, 20X, to its long term, sustainable, annual growth rate, 25%. Mountain ski resort Vail Resorts is best valued, in our opinion, by comparing its multiple of resort cash flow, 7.2X, to its long term, sustainable, annual growth rate, 16%. Two development companies, communications tower owner American Tower and U.K. local and long distance telephony/cable television/internet access provider NTL, also an owner of communications towers, are best valued based upon the present value of four or five year distant cash flows. Both businesses offer very substantial potential returns to our shareholders over a several year time frame...American Tower as it builds and purchases towers and fills them up with customers, NTL as it completes construction of its systems, adds customers, provides additional services to those customers, lowers its interconnect costs and makes additional acquisitions.

Small cap investments: they're really cheap!

Table III Small Cap Investments
---------


                                                                  %BGI
AMF                                                                4.3%
Southern Union                                                     2.9
Saga Communications                                                1.9
Resort Quest                                                       1.7
OM Group                                                           1.4
Metro Networks                                                     1.4
Smart & Final                                                      1.2
DVI                                                                1.2
Flextronics                                                        1.1
Counsel                                                            0.9
Amer Mobile Satellite                                              0.9
Sunburst                                                           0.9
Education Mgmt                                                     0.6
Stein Mart                                                         0.5
Marcus                                                             0.5
Bristol Hotel                                                      0.4
Citadel Communications                                             0.4
Libbey                                                             0.2
Learning Tree                                                      0.2
Industrie Natuzzi                                                  0.1
                                                                  ----
                                                                  22.7%

There has been less interest in smaller companies than larger ones for several years. Smaller companies' stocks have substantially underperformed larger companies' shares for the past three years. Nevertheless, small stocks fell a lot further during the past six weeks. Not since immediately after the Crash in October 1987, nearly eleven years ago, could shares in small and mid sized businesses be purchased at current discounts to the growth rates, asset values and price earnings ratios of larger businesses.

The leading foodservice, drinking glass manufacturer Libbey, the leading leather sofa manufacturer Natuzzi, private college Education Management, health care financing business DVI, outsourced tech manufacturing business Flextronics and specialty chemical business OM Group have all experienced solid growth this year, have very favorable outlooks and solid balance sheets. They have each recently fallen in price 20-50%; all but one now sell for 10-12X 1999 earnings (the one outlier sells for 20X 1999 earnings); and all are likely to grow 20-35% per year for the next several years.

--------------------------------------------------------------------------------
                          BARON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

Development businesses including communications satellite business American Mobile Satellite, healthcare provider Counsel and hotel developer Sunburst have fallen 50-70% in price with little changed fundamental prospects. Hotel businesses, under a cloud due to fears of overbuilding and recession, have fallen 40-70%. Businesses that reported disappointing results, even if they're improving, such as instructor-led technology trainer Learning Tree, bowling alley operator AMF, and specialty retailers Smart & Final and Stein Mart fell 50-65%.


Only media businesses, Metro Networks, Citadel Communications and Saga Communications, and gas utility consolidator Southern Union escaped the carnage with relatively modest declines of 5-15%. With what we perceive as extraordinary values in small cap stocks, we have focused increased research efforts on these opportunities.

Table IV Non-REIT Income Producing Securities
--------


                                       %BGI                 Est 99 Yield
Cross Timbers                           2.1%                   14.3%
Medallion Finl                          0.8                     8.6
NTL 7% cnv                              0.7                     6.5
Seacor 5 3/8 cnv                        0.5                     6.1
                                       ----                   ----
                                        4.1%                   10.9%

Since income producing securities issued by small and mid sized businesses have performed nearly as poorly as their issuers, we also perceive extraordinary values in this segment. We have also focused increased research efforts on these opportunities.


Table V REITs: Estimated FFO Multiples,Yields, Growth Rates,
-------        Replacement Costs



                                        1999                     1999
                                       Yield       Growth        FFOX
Office REITs
Boston Properties                       7.9%       17.5%         8.2X
Reckson                                 7.9%       11.9%         8.7X
Spieker Properties                      7.8%       10.8%         9.9X
Retail REITs
CBL Associates                          8.2%        9.2%         8.5X
Kimco Realty                            6.4%       19.1%         9.9X
Taubman Centers                         7.7%        9.0%        11.0X
Hotel REITs
Felcor Lodging                         13.9%       13.2%         4.7X
Mfg Home REITs
Sun Communities                         7.9%        9.7%        10.0X
Healthcare REITs
Healthcare Realty                      10.6%        9.8%         8.0X
Apartment REITs
Post Properties                         7.8%       10.0%         9.9X
Blended REITs
Prison Realty                          11.8%       23.4%         7.2X
Cadillac Fairview                                  15.4%         8.1X
Vornado                                 6.7%       19.7%         9.0X
                                       ----        ----          ----
                                        8.1%       13.9%         8.8X

Since REITs commonly outperformed their underlying businesses during the past three years, they were vulnerable to disappointments. Concerns regarding overbuilding, a potential recession, too high prices for property acquisitions, and REITs lined up trying to sell equity to finance their expansions were all it took. Most categories of REITs performed poorly this year, so poorly that share prices are now commonly below the cost required to replace REITs', underlying properties. Hotel, apartment and office REITs that we own are priced 20-30% below their estimated replacement costs; retail and manufactured housing
REITs, about 15% below their replacement costs. We regard concerns as overblown and expect our property REITs to soon rebound as investors thirst for yields coupled with growth.


--------------------------------------------------------------------------------
OTHER DEVELOPMENTS

All sections of the preceding Baron Asset Fund report are relevant to your investment in Baron Growth & Income Fund. Your attention is especially directed to the "Other Developments" discussion about the Seventh Annual Baron Investment Conference on October 9. "Recent News Developments" discusses fundamental news regarding several of our holdings. "Investment Strategy" touches on several investment themes of current interest, as well as characteristics of businesses that attract our interest. The "Performance" segment deals with current market volatility that you could also find of interest.

Thank you for investing in Baron Growth & Income Fund.

We recognize that it must be a very difficult decision for most individuals when deciding how to invest your hard earned savings to fund a new home, your children's education or your retirement. When considering mutual funds, it must be especially difficult. This because there are thousands of mutual funds from which to choose...even more mutual funds, in fact, than stocks. We hope that our quarterly shareholder letters, financial magazine interviews and annual shareholder meetings have allowed you to make an informed decision about whether Baron Growth & Income Fund is an appropriate investment for you and your family.

We are disappointed with the performance of Baron Growth & Income Fund this year, and are greatly appreciative of the continued strong support of our fellow shareholders. We will continue to work hard to justify your confidence. We remain confident that the businesses in which we are shareholders have very favorable growth prospects and that these prospects will soon again be reflected in there stock prices...and, as a result, that we will soon again have favorable results to report.

Again, thank you for investing in Baron Growth & Income Fund.

Sincerely,



/s/ Ronald Baron
-----------------------------
Ronald Baron
President
August 28, 1998

                                    [LOGO]

       BARON SMALL
3      CAP FUND





767 Fifth Avenue
NY, NY 10153
212-583-2100
1-800-99-BARON

 BARON SMALL CAP FUND



QUARTERLY REPORT                                        JUNE 30, 1998

Dear Baron Small Cap
Fund Shareholder:
--------------------------------------------------------------------------------
PERFORMANCE

Baron Small Cap (BSC) performed well in the June Quarter. Baron Small Cap gained 1.1% in the quarter and since its founding in September 1997, is up 19.7%. This compares favorably with the Russell 2000, which declined 4.7% in the June Quarter and has increased just 1.5% for the comparable nine month period.


However, Baron Small Cap has not performed well in the tumultuous first two months of the September Quarter. The Fund lost 31% in July and August while the Russell 2000 lost 27.5%.


In light of these significant losses, we will discuss in this report our recent disappointing results and the make up of our current portfo lio and some of the real opportunities we see.

--------------------------------------------------------------------------------
Investment Philosophy and Holdings

As we have discussed in the past, BSC invests in small companies with big opportunities, run by superior executives who we respect and trust. We only purchase a stock when we feel we can at least double our money in the investment over the next three year time period. We do exhaustive research by meeting with the top operating executives, visiting corporate operations and speaking to industry sources. BSC primarily invests in "growth companies" that are expanding by opening new units, acquiring similar companies and enhancing their operations or creating entirely new business paradigms. Since we are uncom-fortable paying high multiples for companies unless the opportunities are extra-ordinary, BSC also seeks to make money by investing in "Fallen Angels" and "Special Situations".


                                   [GRAPH]


------------------------------------      ------------------------------------
PERFORMANCE                               PERFORMANCE
FOR THE 6 MONTHS ENDED JUNE 30, 1998      SINCE INCEPTION
                                          OCTOBER 1, 1997 THROUGH JUNE 30, 1998



BARON SC FUND           16.10%            BARON SC FUND            19.7%
S&P 500*                17.63%            S&P 500*                 21.0%
RUSSELL 2000*            4.93%            RUSSELL 2000*             1.5%

------------------------------------       ------------------------------------
* THE S&P 500 AND RUSSELL 2000 ARE UNMANAGED INDEXES. THE S&P MEASURES THE PERFORMANCE OF THE STOCK MARKET IN GENERAL: THE RUSSELL 2000 OF SMALL AND MID-SIZED COMPANIES.

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------

"Fallen Angels" are former darlings whose stock prices have fallen dramatically due to short term business issues or growing pains but where we determine their business fundamentals are solid and their prospects are strong. "Special Situations" generally are new securities created by spinouts, mergers, and cutups of existing public companies, which offer excellent investment opportunities because they are not well known by the public markets and therefore often offer terrific values.

The portfolio is now comprised of 50 stocks: 22 growth stocks (42% of the portfolio), 13 fallen angels (28% of the portfolio) and 15 special situations (25% of the portfolio) and holds about a 5% cash position. The Fund is relatively highly concentrated, our top 10 holdings make up 40% of the assets.

In the June Quarter, our most significant gains were in Centennial Cellular, our largest position. Centennial agreed to be acquired by Welsh, Carson (an LBO firm) at $43.50 per share, which was twice our purchase price of $21.10. Iron Mountain, our second largest position, appreciated 20% and Premier Parks our third largest holding, was up 15%.

In July and August, the losses have been across the board. The growth stocks declined most often due to multiple compression and a couple of times due to short-term earnings shortfalls. The fallen angels got cheaper. The special situations suffered because of their obscurity and complicated structures. We are humbled by the declines but see incred-ible opportunities based on the prospects of our companies and the extremely attractive valuations.


The valuations in our significant positions are as follows:



                                                                                    Long Term
1. Growth Stocks               % of Portfolio            99 P/E*                   Growth Rate*
----------------               --------------            -------                   ------------
Career Education                    2.4%               16x EPS/6x Cash Flow             25%
Clear Channel                       3.4%               20x Cash EPS                     30%
Iron Mountain                       4.7%               10x Cash Flow                    20%
Kenneth Cole                        2.0%               9x EPS                           25%
Metro Networks                      3.2%               10x Cash Flow                    25%
Premier Park                        3.7%               8.5 x Cash Flow                  25%
Resort Quest                        2.2%               11x Cash EPS                     25%
United Stationers                   3.9%               13x EPS                          20%
Williams Sonoma                     2.0%               17x EPS                          30%

2. Fallen Angels
----------------
Caribiner Holdings                  1.8%               5x Cash EPS                      20%
Centennial Cellular                 5.5%               12x Cash Flow                    30%
Century Communications              5.0%               12x Cash Flow                    20%
Equity Marketing                    1.7%               8x EPS                           20%
Four Seasons                        3.7%               12x EPS                          25%
United International Hldg           2.4%               10x Cash Flow                    40%
Young Broadcasting                  2.5%               12x Cash Flow                    15%

3. Special Situations
---------------------
ChoicePoint                         2.4%               11x Cash EPS                     20%
ITX                                 2.4%               5x Cash EPS                      20%
Loews Cineplex                      1.9%               5x Cash Flow                     25%
SFX Entertainment                   2.9%               11x Cash Flow                    30%
Unova                               2.8%               10x EPS                          20%

----------
*Estimates by BAMCO, Inc.

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------

Over the course of the last few months we have dramatically increased the size of some of these positions as their stock prices have fallen. We have funded these purchases through the liquidations of 10 holdings after the end of the second quarter and 10 others during the second quarter.


Sometimes stocks have declined because of near term earnings shortfalls or suspicions of earnings problems. We examine the fundamentals hard, to make our own determination if the problems are temporary or systemic, and if our investment thesis is intact. For instance, Premier Parks, a favorite of ours, which we exhaustively discussed in the March letter to shareholders, announced they could miss Wall Street's 1998 cash flow estimate by $10-15M, which is 3-5%. The stock has declined about 50%. The shortfall has to do with weak attendance levels at the Six Flags Parks the company acquired in May, 1998. Former management of Six Flags had hired a new marketing executive from a vodka company who ran a campaign that appealed to thrill-seeking teenagers and who cut back on ticket discounting and promotions. This was a radical departure from the family-oriented marketing and value pricing that was successfully employed in the past. Premier Parks management promptly fired the executive and redirected the marketing plan, but not without it affecting attendance early in the season. We own Premier because we feel the Six Flags name will help to greatly improve the cash flows at the old Premier Parks. We are convinced this will occur because of the branding done to date (at Kentucky Kingdom) and the dramatic internal growth of the other parks pre-brand (cash flow expected to be up 32% in 1998). We own Premier because we feel its management can improve margins at the Six Flags Park, and year-to-date margins are up from 22% to 31% so the 35% target is in sight. We also believe other opportunities will come Premier's way. We feel more confident than ever that cash flows can grow from $300M to $550-600M from the existing portfolio of parks and at a 10-12x multiple (which we feel is conservative and appropriate), the stock is worth $60-75/share. The $10M shortfall is meaningless against this picture and though the earnings disappointment will delay our returns, we believe the returns will be substantial and worth the wait. We have increased our position by 40% and now hold 1,000,000 shares.

On the other hand, we have sold stock in Simon Transportation and Apple Orthodontics. They have disappointed or we grew concerned they might, and we lost conviction.

Sometimes stocks have declined because competitors have had problems or entire sectors have fallen out of favor. For instance, we had only a modest investment in Kenneth Cole Productions (KCP) because the stock ran away from us when we started buying it. The stock recently fell from $26 to $14 because other footwear retailers and wholesalers complained of weak sales. This was not the case with KCP, whose wholesale business is tracking up 20% and retail business up 30%. What attracts us to KCP, even more than recent strong results, is the development of the Kenneth Cole brand. The brand has been successfully licensed to a host of non-footwear products, yet this effort is young, and large categories such as mens sportswear are now starting. We feel the highly profitable licensing income can triple from 1997 levels. The success of the licensing program, creating additional products for sale, should help the company's own retailing effort continue to grow at 30% per year. This will drive overall corporate earnings by at least 20% into the foreseeable future in our opinion. The stock trades at 10x the 1999 earnings estimate. The company recently authorized a large stock repurchase plan. We have acquired an additional 500,000 shares to add to our 100,000 shares.

The hotel and lodging companies have been ravaged by a fear of over-building on the low end of the market and concerns of overpaying for assets at the high end. We have established two positions that we are very excited about.

Four Seasons Hotels is the premier luxury hotel and resort manager in the world. Founded in 1961 by Izzy Sharp, the company set out to create the best travel experience for its business and leisure guests and has succeeded in creating a brand, an unduplicatible franchise, that its consumers appreciate and hotel owners crave. The company reconfigured itself as a management company by selling most of its ownership stakes in hotels and completing a capital infusion and development arrangement with Prince Alaweed of Saudi Arabia. Hotel management is a highly profitable, stable and valuable stream of income. Surprisingly, there are only 40 Four Seasons or Regent hotels and resorts in the world. The company has identified the potential for 150 hotels and 50 resorts over time. In addition, Four Seasons is just beginning to manage time share units at its resorts and in urban locations and has licensed the Regent name to Carlson for franchising. We feel Four Seasons can grow its earnings at least 20% a year for the next decade. The stock sold at $42 in October, 1997, which was 28x projected earnings for 1998 and has fallen in half. We feel that at least a 20 multiple is appropriate because of the uniqueness of the franchise, which would lead to a double in the stock over the next 18 months. The Fund has purchased 675,000 shares of Four Seasons over the last quarter.

Resort Quest (RZT) is the leading provider of vacation condominiums and home rentals in premier destination resorts throughout the United States. The company was recently formed through the consolidation of 12 leading property management companies and the recruitment of a seasoned successful senior management team, headed by David Sullivan, formerly Chief Operating Officer of the Promus Hotel Corporation. The concept here is pretty straightforward. Vacation homes offer significant additional space and substantial savings to travelers versus hotels, but the uncertainty of the rental process prevents many families from considering this alternative. By putting together the lead local brokers throughout the country, RZT seeks to create a well-recognized and trusted national brand, which will offer vacationers an extensive network of high quality condos and homes,

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------

superior customer service, as well as many of the amenities of a hotel. By enhancing the value proposition to consumers, RZT hopes to increase the rental income of the unit by driving up rate and occupancy, and to attract additional owners to affiliate with its brand. The company shares in the rental income as its management fee.

Resort Quest is a roll-up, which is a category of public companies we normally shy away from. However, RZT is buying leading companies with good internal growth rates (10-15% profit growth). They are paying modest multiples (5-6x
EBIT). There are significant corporate savings and best practices to be deployed throughout the chain. And most importantly, the new national company can greatly accelerate the growth of the enterprises through branding, marketing and adding additional units to the fold.

RZT went public in May 1998 and has been executing admirably. We expect the company to grow very rapidly over the next few years, yet it sells at 12x 1999 expected earnings and 10x cash earnings. When we talk of cash earnings, we are adding back goodwill amortization, which to me, is an accounting anamoly that leads most often to significant understatement of actual corporate profits. The Fund owns 800,000 shares of RZT.

On the other hand, we did sell our positions in UCAR and Dril Quip because we grew concerned with the cyclicality of their industries.

Some stocks fall and just keep falling to levels that seem unconscionable, as investors give up. ITX, which we spoke of in our last letter, has faded from $10 to $6. The integration of ITX and OHM is ahead of schedule and cost savings are better than expected. New business is being added at a good pace with good margins. And though the company has not announced any acquisitions and the lack of an announcement itself has been taken as a disappointment, they feel more able and eager now than ever. The stock is trading at 8x our projected EPS for 1999 and 6.5x cash earnings. We've been adding to the position.

The Fund has a modest position in US Office Products which announced a complicated transaction six months ago to divide one company into five. We were most attracted to the largest business, the old core US Office Products. As part of the split-up, Clayton Dubiler and Rice (CD&R), a well-respected private investment firm, invested $270M into core US Office Products to buy 25% of its equity. The company's earnings were below expectations in its first reporting period primarily because the operating profits of its New Zealand-based subsidiary translated into less US dollar earnings because of a decline in the NZ Kiwi. The stock has fallen from the mid-$20s to $8. CD&R expects to make 30% compounded returns from their entry point. However, the entire equity capitalization of the company is now about the same as they paid for a quarter of it three months ago.

After extensive meetings with US Office Products' senior management and the principals from CD&R, we think the plan to almost double operating profit margins and continue to grow the top line internally and through acquisitions, is deliverable. This would lead to extremely rapid growth in reported earnings because the company is highly leveraged. At $8, the stock is trading at 10x our 1999 projected earnings, 6x cash earnings. We've been modestly adding to our position.

Through the above examples, I've tried to share the reasons for and the extent of the declines in some of our holdings and where we are investing additional funds.

We are licking our wounds because the bear market in small stocks has hurt, but we are excited about the prospects for our holdings which we consider to be leading businesses run by superior managers being valued at very low levels.


Thank You

I would like to thank you, my fellow investors, for your investment in Baron Small Cap Fund. It has not been an easy period and I appreciate your confidence. I look forward to seeing many of you at our upcoming conference.





Sincerely,


/s/ Cliff Greenberg
------------------------------------
Cliff Greenberg
Vice President
Portfolio Manager

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

Table I
--------------------------------------------------------------------------------
Portfolio Market Capitalization
--------------------------------------------------------------------------------



The Funds invest primarily in small and medium sized companies. Table I ranks the Funds' investments by market capitalization and displays the percentage of the Funds' portfolios invested in each market capitalization category. At times the Funds will invest in companies with market capitalizations greater than $3.5 billion. These larger cap companies have increased in value since the Funds first invested in them and still offer attractive opportunities for further appreciation.



Baron Asset Fund
--------------------------------------------------------------------------------

                                                          Equity         % of
Company                                                 Market Cap     Portfolio
--------------------------------------------------------------------------------
                                                        (Millions)
                          Large Capitalization
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.
 (formerly Universal Outdoor Hldgs.,
 Inc.) .........................................          13,550        0.5%
Starwood Hotels & Resorts ......................           9,179        0.2
Charles Schwab Corp. ...........................           8,664        4.2
Marcus Corp. ...................................           5,563        0.2
Robert Half Intl., Inc. ........................           5,149        2.4
Outdoor Systems, Inc. ..........................           5,087        0.9
Univision Communications, Inc. .................           4,284        0.5
Qualcomm, Inc. .................................           3,916        0.3
Mirage Resorts, Inc. ...........................           3,828        1.2
Proffitt's, Inc. ...............................           3,665        0.2
                                                                     ------
                                                                       10.6%
                          Medium Capitalization
--------------------------------------------------------------------------------
Promus Hotel Corp. .............................           3,362        0.6%
Vornado Realty Trust ...........................           3,307        0.3
Public Storage, Inc. ...........................           3,197        0.1
Spieker Properties, Inc. .......................           2,814        1.6
Polo Ralph Lauren Corp. ........................           2,799        3.4
Stewart Enterprises, Inc. CL A .................           2,602        1.3
Premier Parks, Inc. ............................           2,498        2.0
Manor Care, Inc. ...............................           2,454        6.8
Dollar Tree Stores, Inc. .......................           2,399        2.7
Kimco Realty Corp. .............................           2,329        0.6
NTL, Inc. ......................................           2,209        2.6
Boston Properties, Inc. ........................           2,160        0.1
Quorum Health Group, Inc. ......................           2,000        0.9
American Tower Corp. ...........................           1,975        2.0
Corrections Corp. of America ...................           1,891        0.7
MGM Grand, Inc. ................................           1,831        0.2
Williams-Sonoma, Inc. ..........................           1,768        0.3
Health Care & Retirement Corp. .................           1,765        0.1
AMF Bowling, Inc. ..............................           1,733        4.7
Delta and Pine Land Co. ........................           1,706        1.0
Sylvan Learning Systems, Inc. ..................           1,610        0.7
Heftel Broadcasting Corp. ......................           1,573        2.6
DeVRY, Inc. ....................................           1,520        1.8
Sun Intl. Hotels, Ltd. .........................           1,510        1.8
                                                                     ------
                                                                       38.9%
                          Small Capitalization
--------------------------------------------------------------------------------
Industrie Natuzzi SPA ADR ......................           1,479        0.3%
Paging Network, Inc. ...........................           1,450        0.3

--------------------------------------------------------------------------------

                                                          Equity         % of
Company                                                 Market Cap     Portfolio
--------------------------------------------------------------------------------
                                                        (Millions)
                        Small Capitalization (Continued)
------------------------------------------------------------------------------
Century Communications Corp. ...................           1,393        0.4%
Post Properties, Inc. ..........................           1,382        0.1
Iron Mountain, Inc. ............................           1,307        0.5
SFX Entertainment, Inc. ........................           1,303        0.2
Sotheby's Holdings, Inc. .......................           1,272        4.5
Cox Radio, Inc. ................................           1,231        0.7
Renaissance Worldwide, Inc. ....................           1,216        0.5
Four Seasons Hotels, Inc. ......................           1,193        0.3
Unova, Inc. ....................................           1,190        0.4
United Stationers, Inc. ........................           1,187        0.4
Budget Group, Inc. .............................           1,148        1.1
Bristol Hotel Co. ..............................           1,108        1.9
Storage USA, Inc. ..............................             969        0.1
Centennial Cellular Corp. ......................             962        0.6
Young Broadcasting, Inc. .......................             932        1.3
Vail Resorts, Inc. .............................             913        4.4
OM Group, Inc. .................................             911        1.0
Southern Union Co. .............................             909        0.3
Flextronics Intl., Ltd. ........................             887        1.1
ITT Educational Services, Inc. .................             871        0.9
Seacor Smit, Inc. ..............................             867        1.0
Cross Timbers Oil Co. ..........................             865        1.6
Bally Total Fitness Hldgs. Corp. ...............             852        0.5
Choice Hotels Intl., Inc. ......................             795        3.2
Taubman Centers, Inc. ..........................             754        0.1
ChoicePoint, Inc. ..............................             741        0.9
Metro Networks, Inc. ...........................             716        1.0
CD Radio, Inc. .................................             678        0.6
Libbey, Inc. ...................................             675        1.6
CCA Prison Realty Trust ........................             661        1.1
Stein Mart, Inc. ...............................             617        0.7
Sunterra Corp.
   (formerly Signature Resorts, Inc.) ..........             592        0.4
Vitalink Pharmacy Svc., Inc. ...................             579        0.3
Sun Communities, Inc. ..........................             560        0.2
Equity Corp. Intl ..............................             514        0.2
US Office Products Co. .........................             511        0.3
Mariner Health Group, Inc. .....................             492        0.5
Education Management Corp. .....................             477        0.5
Alexander's, Inc. ..............................             445        0.4
Learning Tree Intl., Inc. ......................             443        0.2
Smart and Final, Inc. ..........................             385        0.7
Pierce Leahy Corp. .............................             375        0.1

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

Baron Asset Fund (Continued)
--------------------------------------------------------------------------------

                                                          Equity         % of
Company                                                 Market Cap     Portfolio
--------------------------------------------------------------------------------
                                                        (Millions)
                       Small Capitalization (Continued)
--------------------------------------------------------------------------------
DVI, Inc. ......................................             359        0.7%
CoreComm, Inc. .................................             346        0.6
Kenneth Cole Productions, Inc. .................             345        0.2
Genesis Direct, Inc. ...........................             331        0.1
Shaw Group, Inc. ...............................             328        0.2
Counsel Corp. ..................................             318        0.4
American Mobile Satellite Corp. ................             313        0.6
American HomePatient, Inc. .....................             286        0.2
Assisted Living Concepts, Inc. .................             272        0.2
Avatar Holdings, Inc. ..........................             256        0.4
Redwood Trust, Inc. ............................             247        0.1
Caliber Learning Network, Inc. .................             189        0.5
Saga Communications, Inc. ......................             178        0.7
The Sports Club Co. ............................             157        0.3
Sunburst Hospitality Corp. .....................             139        0.5
Pediatric Services of America, Inc. ............             111        0.3
                                                                     ------
                                                                       43.4%

Baron Growth & Income Fund
--------------------------------------------------------------------------------


                                                          Equity         % of
Company                                                 Market Cap     Portfolio
--------------------------------------------------------------------------------
                                                        (Millions)

                             Large Capitalization
--------------------------------------------------------------------------------
Charles Schwab Corp. ...........................           8,664        5.2%
Marcus Corp. ...................................           5,563        0.4
Robert Half Intl., Inc. ........................           5,149        3.1
Qualcomm, Inc. .................................           3,916        1.5
Mirage Resorts, Inc. ...........................           3,828        0.7
                                                                     ------
                                                                       10.9%

                             Medium Capitalization
--------------------------------------------------------------------------------
Vornado Realty Trust ...........................           3,307        1.2%
Public Storage, Inc. ...........................           3,197        1.0
Spieker Properties, Inc. .......................           2,814        2.3
Polo Ralph Lauren Corp. ........................           2,799        1.0
Stewart Enterprises, Inc. CL A .................           2,602        1.3
Manor Care, Inc. ...............................           2,454        5.8
Dollar Tree Stores, Inc. .......................           2,399        2.8
Kimco Realty Corp. .............................           2,329        1.5
NTL, Inc. ......................................           2,209        2.8
Boston Properties, Inc. ........................           2,160        1.4
Quorum Health Group, Inc. ......................           2,000        1.0
American Tower Corp. ...........................           1,975        1.9
Cadillac Fairview Corp. ........................           1,797        1.1
AMF Bowling, Inc. ..............................           1,733        8.3
Delta and Pine Land Co. ........................           1,706        1.4
Sylvan Learning Systems, Inc. ..................           1,610        0.6
Heftel Broadcasting Corp. ......................           1,573        4.0
DeVRY, Inc. ....................................           1,520        1.7
Sun Intl. Hotels, Ltd. .........................           1,510        2.0
                                                                     ------
                                                                       43.1%

--------------------------------------------------------------------------------

                                                          Equity         % of
Company                                                 Market Cap     Portfolio
--------------------------------------------------------------------------------
                                                        (Millions)
                             Small Capitalization
--------------------------------------------------------------------------------
Post Properties, Inc. ..........................           1,382        1.1%
Sotheby's Holdings, Inc. .......................           1,272        0.9
Bristol Hotel Co. ..............................           1,108        2.6
Storage USA, Inc. ..............................             969        1.2
Reckson Associates Realty Corp. ................             945        0.5
Vail Resorts, Inc. .............................             913        1.1
OM Group, Inc. .................................             911        1.2
Southern Union Co. .............................             909        2.0
Flextronics Intl., Ltd. ........................             887        1.3
Cross Timbers Oil Co. ..........................             865        2.5
Choice Hotels Intl., Inc. ......................             795        6.8
Taubman Centers, Inc. ..........................             754        1.2
ChoicePoint, Inc. ..............................             741        0.4
Metro Networks, Inc. ...........................             716        1.0
CCA Prison Realty Trust ........................             661        1.2
Stein Mart, Inc. ...............................             617        0.7
CBL & Associates Properties, Inc. ..............             584        0.5
Healthcare Realty Trust, Inc. ..................             565        0.6
Sun Communities, Inc. ..........................             560        1.3
Education Management Corp. .....................             477        0.4
Alexander's, Inc. ..............................             445        0.4
Learning Tree Intl., Inc. ......................             443        0.2
Smart and Final, Inc. ..........................             385        2.1
Pierce Leahy Corp. .............................             375        0.8
DVI Health Services Corp. ......................             359        1.2
Medallion Financial Corp. ......................             354        1.0
Counsel Corp. ..................................             318        1.9
American Mobile Satellite Corp. ................             313        1.0
ResortQuest Intl., Inc. ........................             260        1.7
Avatar Holdings, Inc. ..........................             256        0.2
NVEST, L.P. ....................................             205        0.3
Saga Communications, Inc. ......................             178        1.0
Sunburst Hospitality Corp. .....................             139        1.2
Children's Comprehensive Services, Inc. ........             120        0.5
Pediatric Services of America, Inc. ............             111        0.5
Citadel Communications Corp. ...................              96        0.2
                                                                     ------
                                                                       42.7%

Baron Small Cap Fund
--------------------------------------------------------------------------------
                                                          Equity         % of
                Company                                 Market Cap     Portfolio
--------------------------------------------------------------------------------
                                                        (Millions)
                         Large Capitalization
--------------------------------------------------------------------------------
Clear Channel Communications, Inc.
 (formerly Universal Outdoor Hldgs.,
 Inc.) .........................................          13,550        3.0%
                                                                     ------
                                                                        3.0%
                       Medium Capitalization
--------------------------------------------------------------------------------
Premier Parks, Inc. ............................           2,498        4.4%
Kimco Realty Corp. .............................           2,329        1.9
American Tower Corp. ...........................           1,975        2.0

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

                                                          Equity         % of
Company                                                 Market Cap     Portfolio
--------------------------------------------------------------------------------
                                                        (Millions)
                      Medium Capitalization (Continued)
--------------------------------------------------------------------------------
Williams-Sonoma, Inc. ..........................           1,768        1.8%
AMF Bowling, Inc. ..............................           1,733        3.0
Sun Intl. Hotels, Ltd. .........................           1,510        1.1
                                                                     ------
                                                                       14.2%
                             Small Capitalization
--------------------------------------------------------------------------------
Paging Network, Inc. ...........................           1,450        1.4%
United Rentals, Inc. ...........................           1,412        1.7
SkyTel Communications, Inc. ....................           1,395        1.2
Century Communications Corp. ...................           1,393        3.0
UCAR International, Inc. .......................           1,313        1.4
Iron Mountain, Inc. ............................           1,307        4.1
SFX Entertainment, Inc. ........................           1,303        2.2
Four Seasons Hotels, Inc. ......................           1,193        1.7
Unova, Inc. ....................................           1,190        2.6
United Stationers, Inc. ........................           1,187        3.1
Budget Group, Inc. .............................           1,148        1.3
Bristol Hotel Co. ..............................           1,108        1.1
Centennial Cellular Corp. ......................             962        4.7
Young Broadcasting, Inc. .......................             932        1.9
Commscope, Inc. ................................             796        0.6
Intrawest Corp. ................................             765        1.0
ChoicePoint, Inc. ..............................             741        2.2
Metro Networks, Inc. ...........................             716        2.9
Amphenol Corp. .................................             684        0.9
Paragon Health Network, Inc. ...................             680        0.9
CCA Prison Realty Trust ........................             661        1.4
Stein Mart, Inc. ...............................             617        0.7
Loews Cineplex Entertainment Corp. .............             581        1.9
Specialty Teleconstructors, Inc. ...............             558        1.0
El Paso Electric Co. ...........................             552        1.4
US Office Products Co. .........................             511        1.2
                                                                     ------
                                                                       47.5%
                             Micro Capitalization
--------------------------------------------------------------------------------
Mariner Health Group, Inc. .....................             492        1.2%
Commonwealth Telephone Enterprises,
   Inc .........................................             485        1.6
Dril-Quip, Inc. ................................             453        1.0
Caribiner Intl., Inc. ..........................             415        1.1
Province Healthcare Co. ........................             360        0.8
CoreComm, Inc. .................................             346        0.5
Kenneth Cole Productions, Inc. .................             345        0.9
Commnet Cellular, Inc. .........................             333        1.0
Counsel Corp. ..................................             318        2.2
Coinmach Laundry Corp. .........................             311        1.7
Dispatch Management Services Corp. .............             297        0.9
ResortQuest Intl., Inc. ........................             260        1.7

--------------------------------------------------------------------------------
                                                          Equity         % of
Company                                                 Market Cap     Portfolio
--------------------------------------------------------------------------------
                                                        (Millions)
                       Micro Capitalization (Continued)
--------------------------------------------------------------------------------
International Technology Corp. .................             215        2.1%
Crescent Operating, Inc. .......................             194        0.5
Caliber Learning Network, Inc. .................             189        0.8
Career Education Corp. .........................             175        1.9
Strategic Distribution, Inc. ...................             172        0.8
U.S. Franchise Systems, Inc. ...................             161        0.6
Mortons Restaurant Group, Inc. .................             160        1.5
The Sports Club Co. ............................             157        1.2
Excel Legacy Corp. .............................             146        0.1
Rural Cellular Corp. ...........................             139        1.6
Equity Marketing, Inc. .........................             128        1.4
AVTEAM, Inc. ...................................             119        1.4
U.S. Diagnostic, Inc. ..........................              87        0.5
Simon Transportation Services, Inc. ............              42        0.3
                                                                     ------
                                                                       29.3%

Table II
--------------------------------------------------------------------------------
Portfolio Risk Characteristics
--------------------------------------------------------------------------------

The Funds are diversified not only by industry, but also by external risk factors that might impact the companies in which the Funds invest. Table II displays some of the risk factors that are currently monitored and the percentage of each portfolio considered exposed to these factors. The Funds use this tool to avoid concentration of risk within the portfolios.



                                                           Baron         Baron
                                             Baron         Growth        Small
                                             Asset        & Income        Cap
                                              Fund          Fund         Fund
--------------------------------------------------------------------------------
                                              % of          % of         % of
                                           Portfolio     Portfolio     Portfolio
--------------------------------------------------------------------------------
Oil Price Sensitivity .................      23.7%         22.2%          11.8%
Leverage (Debt greater than
 40% of Market Cap) ....................     23.7          34.1           29.8
Foreign Sales Dependent
 (Sales greater than 10%) ..............     18.8          18.5           13.5
Volatility (Beta greater than 1.2) ....      13.5          14.4           14
Over-the-Counter Securities ...........      24.3          23.5           46.7
Unseasoned Securities
 (Publicly owned
  for less than 3 years) ................    30.2          32.7           45.7
 (Publicly owned
  for less than 1 year) .................    10.3          15.9           26.4
Turnarounds ...........................       6.3          10.2           16.8
Development Companies .................      10.5          11.7           14.5

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------

Table III
--------------------------------------------------------------------------------
Historical Information
--------------------------------------------------------------------------------

Table III displays on a quarterly basis the Funds' closing net assets and net asset value per share, dividend distributions and the value of $10,000 invested in a Fund at the time of its inception.

--------------------------------------------------------------------------------
Baron Asset Fund
--------------------------------------------------------------------------------

                                  Net Asset                       Value of Shares
                                    Value                        Owned, if Initial
  Date        Fund Net Assets     Per Share     Dividends     Investment was $10,000*
-------------------------------------------------------------------------------------
06/12/87     $     108,728       $ 10.00                              $10,000
-------------------------------------------------------------------------------------
06/30/87         1,437,521        10.71                                10,710
-------------------------------------------------------------------------------------
09/30/87         3,905,221        11.95                                11,950
-------------------------------------------------------------------------------------
12/31/87         4,406,972        10.10        $ 0.197                 10,298
-------------------------------------------------------------------------------------
03/31/88         6,939,435        11.56                                11,786
-------------------------------------------------------------------------------------
06/30/88         9,801,677        12.68                                12,928
-------------------------------------------------------------------------------------
09/30/88        11,734,509        12.98                                13,234
-------------------------------------------------------------------------------------
12/31/88        15,112,031        12.87         0.701                  13,843
-------------------------------------------------------------------------------------
03/31/89        22,269,578        14.75                                15,864
-------------------------------------------------------------------------------------
06/30/89        31,397,929        16.06                                17,273
-------------------------------------------------------------------------------------
09/30/89        47,658,616        17.22                                18,521
-------------------------------------------------------------------------------------
12/31/89        49,007,084        14.66         1.409                  17,299
-------------------------------------------------------------------------------------
03/31/90        50,837,946        13.87                                16,367
-------------------------------------------------------------------------------------
06/30/90        54,413,786        14.32                                16,898
-------------------------------------------------------------------------------------
09/30/90        40,002,612        10.88                                12,838
-------------------------------------------------------------------------------------
12/31/90        42,376,625        11.75         0.198                  14,100
-------------------------------------------------------------------------------------
03/31/91        47,104,889        13.88                                16,656
-------------------------------------------------------------------------------------
06/30/91        45,600,730        13.81                                16,572
-------------------------------------------------------------------------------------
09/30/91        47,409,180        14.80                                17,760
-------------------------------------------------------------------------------------
12/31/91        46,305,042        15.71         0.035                  18,895
-------------------------------------------------------------------------------------
03/31/92        48,011,634        16.72                                20,109
-------------------------------------------------------------------------------------
06/30/92        42,289,409        15.28                                18,377
-------------------------------------------------------------------------------------
09/30/92        43,816,305        16.20                                19,484
-------------------------------------------------------------------------------------
12/31/92        47,955,530        17.73         0.162                  21,522
-------------------------------------------------------------------------------------
03/31/93        50,015,244        18.82                                22,845
-------------------------------------------------------------------------------------
06/30/93        52,432,090        19.70                                23,912
-------------------------------------------------------------------------------------
09/30/93        59,916,570        21.91                                26,595
-------------------------------------------------------------------------------------
12/31/93        64,069,114        21.11         0.774                  26,576
-------------------------------------------------------------------------------------
03/31/94        63,099,109        20.69                                26,047
-------------------------------------------------------------------------------------
06/30/94        68,880,300        20.40                                25,682
-------------------------------------------------------------------------------------
09/30/94        80,258,542        22.82                                28,728
-------------------------------------------------------------------------------------
12/31/94        87,058,228        22.01         0.656                  28,547
-------------------------------------------------------------------------------------
03/31/95       160,603,528        24.29                                31,505
-------------------------------------------------------------------------------------
06/30/95       202,259,502        25.79                                33,450
-------------------------------------------------------------------------------------
09/30/95       289,973,331        29.30                                38,003
-------------------------------------------------------------------------------------
12/31/95       353,095,409        29.74         0.034                  38,618
-------------------------------------------------------------------------------------
03/31/96       638,297,904        34.14                                44,332
-------------------------------------------------------------------------------------
06/30/96     1,124,647,802        36.65                                47,591
-------------------------------------------------------------------------------------
09/30/96     1,166,057,654        35.50                                46,098
-------------------------------------------------------------------------------------
12/31/96     1,326,321,785        36.23         0.039                  47,097
-------------------------------------------------------------------------------------
03/31/97     1,663,347,667        34.98                                45,472
-------------------------------------------------------------------------------------
06/30/97     2,306,228,855        41.74                                54,260
-------------------------------------------------------------------------------------
09/30/97     3,224,498,394        47.43                                61,656
-------------------------------------------------------------------------------------
12/31/97     3,793,013,753        48.51         0.000                  63,060
-------------------------------------------------------------------------------------
03/31/98     5,187,450,337        53.68                                69,781
-------------------------------------------------------------------------------------
06/30/98     5,545,334,568        52.20                                67,857
-------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.

BARON ASSET FUND'S
AVERAGE ANNUAL RETURN

                          Period ended June 30, 1998


One year                                                                  25.1%
--------------------------------------------------------------------------------
Two years                                                                 19.4%
--------------------------------------------------------------------------------
Three years                                                               26.6%
--------------------------------------------------------------------------------
Four years                                                                27.5%
--------------------------------------------------------------------------------
Five years                                                                23.2%
--------------------------------------------------------------------------------
Ten years                                                                 18.0%
--------------------------------------------------------------------------------
Since inception June 12, 1987                                             18.9%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baron Growth & Income Fund
--------------------------------------------------------------------------------


                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
  Date           Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------------------------------------------------------------------------------------
   01/03/95     $   741,000         $ 10.00                              $10,000
----------------------------------------------------------------------------------------
   03/31/95       3,425,507          11.78                                11,780
----------------------------------------------------------------------------------------
   06/30/95       7,231,619          13.18                                13,180
----------------------------------------------------------------------------------------
   09/30/95      28,632,467          14.77                                14,770
----------------------------------------------------------------------------------------
   12/31/95      41,043,705          15.11        $ 0.142                 15,254
----------------------------------------------------------------------------------------
   03/31/96      77,337,831          16.90                                17,061
----------------------------------------------------------------------------------------
   06/30/96     172,070,435          18.20                                18,373
----------------------------------------------------------------------------------------
   09/30/96     207,234,494          18.40                                18,575
----------------------------------------------------------------------------------------
   12/31/96     243,983,507          19.04         0.255                  19,483
----------------------------------------------------------------------------------------
   03/31/97     273,907,177          18.57                                19,002
----------------------------------------------------------------------------------------
   06/30/97     316,981,759          21.82                                22,328
----------------------------------------------------------------------------------------
   09/30/97     390,831,861          24.89                                25,469
----------------------------------------------------------------------------------------
   12/31/97     415,134,319          24.88         0.073                  25,535
----------------------------------------------------------------------------------------
   03/31/98     511,405,730          27.28                                27,998
----------------------------------------------------------------------------------------
   06/30/98     478,748,484          26.07                                26,757
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.


BARON GROWTH & INCOME FUND'S
AVERAGE ANNUAL RETURN

                          Period ended June 30, 1998


One year                                                                  19.8%
--------------------------------------------------------------------------------
Two years                                                                 20.7%
--------------------------------------------------------------------------------
Three years                                                               26.6%
------------------------------------------------------------------------------
Since inception January 3, 1995                                           32.5%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  BARON FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Baron Small Cap Fund
--------------------------------------------------------------------------------


                                     Net Asset                       Value of Shares
                                       Value                        Owned, if Initial
  Date           Fund Net Assets     Per Share     Dividends     Investment was $10,000*
----------------------------------------------------------------------------------------
   10/01/97     $112,604,624        $ 10.00                              $10,000
----------------------------------------------------------------------------------------
   12/31/97      285,270,924         10.31                                10,310
----------------------------------------------------------------------------------------
   03/31/98      449,240,304         11.84                                11,840
----------------------------------------------------------------------------------------
   06/30/98      571,568,792         11.97                                11,970
----------------------------------------------------------------------------------------

* Assumes all dividends were reinvested and no shares were redeemed.


BARON SMALL CAP FUND'S
AVERAGE ANNUAL RETURN

                          Period ended June 30, 1998


Since inception October 1, 1997                                           19.7%
--------------------------------------------------------------------------------


The performance data represents past performance. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their cost. For more complete information about Baron Funds including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds' current prospectus.

--------------------------------------------------------------------------------
                               BARON ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------

June 30, 1998 (Unaudited)                                        Market
Shares                                                            Value
--------------------------------------------------------------------------------
Common Stocks (96.25%)
--------------------------------------------------------------------------------
                  Amusement and Recreation Services (15.63%)
    9,045,000     AMF Bowling, Inc.*#                       $262,305,000
      745,000     Bally Total Fitness Hldgs. Corp.*           26,820,000
      667,500     Marcus Corp.                                11,931,563
      320,000     MGM Grand, Inc.*                            10,100,000
    3,100,000     Mirage Resorts, Inc.*                       66,068,750
    1,635,000     Premier Parks, Inc.*                       108,931,875
    1,245,000     Sunterra Corp.* (formerly Signature
                   Resorts, Inc.)                             20,542,500
    2,175,000     Sun Intl. Hotels, Ltd*#                     98,962,500
    1,955,000     The Sports Club Co.*#                       14,662,500
    5,448,900     Vail Resorts, Inc.*#                       145,076,962
    4,000,000     Vail Resorts, Inc.*#@                      101,175,200
                                                            ------------
                                                             866,576,850
                  Business Services (4.41%)
      970,000     ChoicePoint, Inc.*#                         49,106,250
    1,250,000     Renaissance Worldwide, Inc.*                27,187,500
    2,335,000     Robert Half Intl., Inc.*                   130,468,125
      342,500     United Stationers, Inc.                     22,176,875
      789,954     US Office Products Co.*                     15,404,103
                                                            ------------
                                                             244,342,853
                  Chemical (1.04%)
    1,395,000     OM Group, Inc. #                            57,543,750

                  Communications (6.73%)
    3,500,000     American Mobile Satellite Corp.*#           34,125,000
    4,440,800     American Tower Corp.*                      110,742,450
      855,000     Centennial Cellular Corp.*#                 31,902,188
    1,272,500     CoreComm, Inc.*#                            33,403,125
    2,704,500     NTL, Inc.*#                                144,690,750
    1,310,000     Paging Network, Inc.*                       18,340,000
                                                            ------------
                                                             373,203,513
                  Communications Equipment (0.34%)
      335,000     Qualcomm, Inc.*                             18,822,812

                  Consumer Services (1.47%)
      338,000     Equity Corp. Intl.*                          8,112,000
    2,750,000     Stewart Enterprises, Inc. CL A              73,218,750
                                                            ------------
                                                              81,330,750
                  Education (4.61%)
    1,610,000     Caliber Learning Network, Inc.*#            24,753,750
    4,635,200     DeVRY, Inc.*#                              101,684,700
      875,000     Education Management Corp.*#                28,765,625
    1,562,500     ITT Educational Services, Inc.*#            50,390,625
      510,000     Learning Tree Intl., Inc.*                  10,263,750
    1,222,500     Sylvan Learning Systems, Inc.*              40,036,875
                                                            ------------
                                                             255,895,325
                  Energy (2.63%)
    4,747,500     Cross Timbers Oil Co.#                      90,499,219
      905,000     Seacor Smit, Inc.*#                         55,487,813
                                                            ------------
                                                             145,987,032
                  Financial (4.94%)
    7,220,000     Charles Schwab Corp.                       234,650,000
    1,551,000     DVI, Inc.*#                                 39,550,500
                                                            ------------
                                                             274,200,500
                  Food and Agriculture (1.00%)
    1,245,004     Delta and Pine Land Co.                     55,402,678

--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)                                         Market
Shares                                                             Value
-------------------------------------------------------------=------------------
                  Government Services (0.70%)
    1,649,500     Corrections Corp. of America*             $ 38,763,250

                  Health Services (9.64%)
      512,000     American HomePatient, Inc.*                  9,792,000
      655,000     Assisted Living Concepts, Inc.*             11,298,750
    1,944,500     Counsel Corp.*#                             22,118,688
       85,000     Health Care & Retirement Corp.*              3,352,187
    9,789,600     Manor Care, Inc.#                          376,287,750
    1,561,400     Mariner Health Group, Inc.*#                25,958,275
    1,092,500     Pediatric Services of America, Inc.*#       16,933,750
    1,950,000     Quorum Health Group, Inc.*                  51,675,000
      779,300     Vitalink Pharmacy Svc., Inc.*               17,193,306
                                                            ------------
                                                             534,609,706
                  Hotels and Lodging (6.42%)
    4,362,300     Bristol Hotel Co.*#                        106,876,350
   13,012,600     Choice Hotels Intl., Inc.*#                176,483,387
      470,000     Four Seasons Hotels, Inc.                   16,567,500
      792,000     Promus Hotel Corp.*                         30,492,000
    3,650,036     Sunburst Hospitality Corp.*#                25,322,125
                                                            ------------
                                                             355,741,362
                  Manufacturing (1.65%)
    1,393,000     Flextronics Intl., Ltd.*#                   60,595,500
      425,000     Shaw Group, Inc.*                           11,050,000
      915,000     Unova, Inc.*                                19,901,250
                                                            ------------
                                                              91,546,750
                  Media and Entertainment (9.37%)
      851,700     CD Radio, Inc.*#                            32,790,450
    1,185,500     Century Communications Corp.*               22,228,125
      272,381      Clear Channel Communications, Inc.*
                   (formerly Universal Outdoor Hldgs.,
                    Inc.)                                     29,723,577
      830,000     Cox Radio, Inc.*                            35,897,500
    3,270,000     Heftel Broadcasting Corp.*#                146,332,500
    1,245,000     Metro Networks, Inc.*#                      53,690,625
    1,740,750     Outdoor Systems, Inc.*                      48,741,000
    2,932,002     Saga Communications, Inc.*#                 41,048,028
      280,000     SFX Entertainment, Inc.*                    12,845,000
      685,900     Univision Communications, Inc.*             25,549,775
    1,092,000     Young Broadcasting, Inc.*                   70,980,000
                                                            ------------
                                                             519,826,580
                  Real Estate and REITs (6.10%)
      252,000     Alexander's, Inc.*#                         22,428,000
      774,000     Avatar Holdings, Inc.*#                     21,575,250
      130,000     Boston Properties, Inc.                      4,420,000
    2,025,000     CCA Prison Realty Trust #                   62,015,625
      600,000     Iron Mountain, Inc.*                        26,850,000
      810,000     Kimco Realty Corp.                          33,210,000
      261,000     Pierce Leahy Corp.*                          6,068,250
      179,999     Post Properties, Inc.                        6,929,962
      240,000     Public Storage, Inc.                         6,720,000
      440,000     Redwood Trust, Inc.                          7,727,500
    2,260,000     Spieker Properties, Inc.                    87,575,000
      190,000     Starwood Hotels & Resorts                    9,179,375
      205,000     Storage USA, Inc.                            7,175,000
      325,000     Sun Communities, Inc.                       10,765,625
      500,000     Taubman Centers, Inc.                        7,125,000
      465,000     Vornado Realty Trust                        18,454,687
                                                            ------------
                                                             338,219,274

--------------------------------------------------------------------------------
                               BARON ASSET FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------


June 30, 1998 (Unaudited)                                     Market
Shares                                                         Value
--------------------------------------------------------------------------------
                  Retail Trade and Restaurants (12.82%)
    3,690,000     Dollar Tree Stores, Inc.*#               $ 149,906,250
      509,500     Kenneth Cole Productions, Inc. *            13,183,313
    6,765,000     Polo Ralph Lauren Corp.*                   189,420,000
      310,000     Proffitt's, Inc.*                           12,516,250
    2,237,900     Smart and Final, Inc.#                      38,324,037
   11,266,600     Sotheby's Holdings, Inc.#                  252,090,175
    2,825,000     Stein Mart, Inc.*#                          38,137,500
      545,000     Williams-Sonoma, Inc.*                      17,337,813
                                                           -------------
                                                             710,915,338
                  Transportation (1.13%)
    1,960,000     Budget Group, Inc.*                         62,597,500

                  Utility Services (0.32%)
      545,000     Southern Union Co.*                         17,576,250

                  Wholesale Trade (1.95%)
      660,000     Industrie Natuzzi SPA ADR                   17,160,000
    2,375,000     Libbey, Inc.#                               90,992,187
                                                           -------------
                                                             108,152,187
                  Miscellaneous (3.35%)                      185,846,422
                                                           -------------
Total Common Stocks
 (Cost $4,105,498,779)                                     5,337,100,682
                                                           -------------

--------------------------------------------------------------------------------
Convertible Preferred (0.70%)
--------------------------------------------------------------------------------
                  Media and Entertainment (0.28%)
      200,000     American Radio Systems Corp. 7%
                   Conv. +                                    15,650,000

                  Transportation (0.42%)
      400,000     Budget Group Capital Trust Conv.
                   Pref. +                                    23,400,000
                                                           -------------
Total Convertible Preferred                                   39,050,000
 (Cost $30,000,000)                                        -------------

--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)                                            Market
Principal Amount                                                      Value
--------------------------------------------------------------------------------
Corporate Bonds (0.46%)
--------------------------------------------------------------------------------
                  Communications (0.38%)
$14,000,000       Intl. CableTel, Inc. 7.0% Conv. Sub.
                   Notes 06/15/2008                             $   20,860,000

                  Government Services (0.08%)
  5,450,000       Youth Services Intl., Inc. 7.00% Conv.
                   Sub. Deb. 02/01/2006                              4,360,000
                                                                --------------
Total Corporate Bonds
 (Cost $19,567,750)                                                 25,220,000
                                                                --------------
--------------------------------------------------------------------------------
Short Term Money Market Instruments (2.64%)
--------------------------------------------------------------------------------
146,555,000       Associates Corp. of N.A. 6.0% Due
                  07/01/1998                                       146,555,000
                                                                --------------
Total Short Term Money Market Instruments
 (Cost $146,555,000)                                               146,555,000
                                                                --------------
Total Investments (100.05%)
 (Cost $4,301,621,529)                                           5,547,925,682
                                                                --------------
Liabilities Less
  Cash and Other Assets                                             (2,591,114)
                                                                --------------
Net Assets (Equivalent to $52.20 per share based
  on 106,234,767 shares of beneficial interest
  outstanding)                                                  $5,545,334,568
                                                                ==============
%  Represents percentage of net assets
+  Restricted securities pursuant to Rule 144A
@  Restricted securities
#  Issuers that may be deemed to be "affiliated"
*  Non-income producing securities
** For Federal income tax purposes the cost basis is $4,301,998,092. Aggregate unrealized appreciation and depreciation of investments are $1,393,604,408 and $147,676,818, respectively.

--------------------------------------------------------------------------------
                          BARON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)                                            Market
Shares                                                               Value
--------------------------------------------------------------------------------
Common Stocks (96.81%)
--------------------------------------------------------------------------------
                  Amusement and Recreation Services (12.54%)
    1,365,000     AMF Bowling, Inc.*                           $39,585,000
      120,000     Marcus Corp.                                   2,145,000
      160,000     Mirage Resorts, Inc.*                          3,410,000
      210,000     Sun Intl. Hotels, Ltd.*                        9,555,000
      200,000     Vail Resorts, Inc.*                            5,325,000
                                                               -----------
                                                                60,020,000
                  Business Services (3.51%)
       40,000     ChoicePoint, Inc.*                             2,025,000
      265,000     Robert Half Intl., Inc.*                      14,806,875
                                                               -----------
                                                                16,831,875
                  Chemical (1.21%)
      140,000     OM Group, Inc.                                 5,775,000

                  Communications (5.67%)
      497,000     American Mobile Satellite Corp.*               4,845,750
      364,000     American Tower Corp.*                          9,077,250
      247,568     NTL, Inc.*                                    13,244,888
                                                               -----------
                                                                27,167,888
                  Communications Equipment (1.53%)
      130,000     Qualcomm, Inc.*                                7,304,375

                  Consumer Services (1.28%)
      230,000     Stewart Enterprises, Inc. CL A                 6,123,750

                  Education (3.44%)
      150,000     Children's Comprehensive Services, Inc.*       2,231,250
      380,000     DeVRY, Inc.*                                   8,336,250
       58,000     Education Management Corp.*                    1,906,750
       51,000     Learning Tree Intl., Inc.*                     1,026,375
       90,000     Sylvan Learning Systems, Inc.*                 2,947,500
                                                               -----------
                                                                16,448,125
                  Energy (2.49%)
      625,000     Cross Timbers Oil Co.                         11,914,063

                  Financial (7.73%)
      769,500     Charles Schwab Corp.                          25,008,750
      220,000     DVI Health Services Corp.*                     5,610,000
      180,000     Medallion Financial Corp.                      4,950,000
       45,000     NVEST, L.P.                                    1,431,562
                                                               -----------
                                                                37,000,312
                  Food and Agriculture (1.39%)
      150,000     Delta and Pine Land Co.                        6,675,000

                  Health Services (9.26%)
      800,000     Counsel Corp.*                                 9,100,000
      725,000     Manor Care, Inc.                              27,867,188
      167,500     Pediatric Services of America, Inc.*           2,596,250
      180,000     Quorum Health Group, Inc.*                     4,770,000
                                                               -----------
                                                                44,333,438
                  Hotels and Lodging (12.21%)
      505,000     Bristol Hotel Co.*                            12,372,500
    2,400,000     Choice Hotels Intl., Inc.*                    32,550,000
      490,000     ResortQuest Intl., Inc.*                       7,993,125
      800,000     Sunburst Hospitality Corp.*                    5,550,001
                                                               -----------
                                                                58,465,626

--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)                                           Market
Shares                                                              Value
--------------------------------------------------------------------------------
                  Manufacturing (1.27%)
      140,000     Flextronics Intl., Ltd.*                     $ 6,090,000

                  Media and Entertainment (6.16%)
       50,000     Citadel Communications Corp.*                    800,000
      428,000     Heftel Broadcasting Corp.*                    19,153,000
      110,000     Metro Networks, Inc.*                          4,743,750
      343,750     Saga Communications, Inc.*                     4,812,500
                                                               -----------
                                                                29,509,250
                  Real Estate and REITs (17.43%)
       20,000     Alexander's, Inc.*                             1,780,000
       35,000     Avatar Holdings, Inc.*                           975,625
      200,000     Boston Properties, Inc.                        6,800,000
      230,000     Cadillac Fairview Corp.*                       5,290,000
       90,000     CBL & Associates Properties, Inc.              2,182,500
      180,000     CCA Prison Realty Trust                        5,512,500
      110,000     Healthcare Realty Trust, Inc.                  2,997,500
      170,000     Kimco Realty Corp.                             6,970,000
      174,000     Pierce Leahy Corp.*                            4,045,500
      139,999     Post Properties, Inc.                          5,389,961
      170,000     Public Storage, Inc.                           4,760,000
      100,000     Reckson Associates Realty Corp.                2,362,500
      280,000     Spieker Properties, Inc.                      10,850,000
      160,000     Storage USA, Inc.                              5,600,000
      190,000     Sun Communities, Inc.                          6,293,750
      400,000     Taubman Centers, Inc.                          5,700,000
      150,000     Vornado Realty Trust                           5,953,125
                                                               -----------
                                                                83,462,961
                  Retail Trade and Restaurants (7.48%)
      330,000     Dollar Tree Stores, Inc.*                     13,406,250
      165,000     Polo Ralph Lauren Corp.*                       4,620,000
      600,000     Smart and Final, Inc.                         10,275,000
      190,000     Sotheby's Holdings, Inc.                       4,251,250
      240,000     Stein Mart, Inc.*                              3,240,000
                                                               -----------
                                                                35,792,500
                  Utility Services (2.02%)
      299,997     Southern Union Co.*                            9,674,903

                  Miscellaneous (0.19%)                            907,750
                                                               -----------
Total Common Stocks
  (Cost $345,784,620)                                          463,496,816
                                                               -----------

--------------------------------------------------------------------------------
Convertible Preferred (1.31%)
--------------------------------------------------------------------------------
                  Media and Entertainment (1.31%)
       80,000     American Radio Systems Corp. 7%
                  Conv.+                                         6,260,000
                                                               -----------
Total Convertible Preferred
 (Cost $3,890,000)                                               6,260,000
                                                               -----------

--------------------------------------------------------------------------------
                          BARON GROWTH & INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)
                                                                 Market
Principal Amount                                                 Value
--------------------------------------------------------------------------------
Corporate Bonds (1.71%)
--------------------------------------------------------------------------------
                  Communications (1.00%)
$2,000,000        Intl. CableTel, Inc. 7.0% Conv. Sub.
                  Notes 6/15/2008                            $   2,980,000
 1,500,000        Scandinavian Broadcasting Systems
                  7.0% Conv. Sub. Notes 12/01/2004               1,807,500
                                                             -------------
                                                                 4,787,500
                  Health Services (0.32%)
 1,500,000        Assisted Living Concepts, Inc. 6.0%
                  Conv. Sub. Deb. 11/01/2002                     1,515,000

                  Energy (0.39%)
 1,700,000        Seacor Holdings, Inc. 5.375%
                  Conv. Sub. Notes 11/15/2006+                   1,882,750
                                                             -------------
Total Corporate Bonds
  (Cost $6,651,250)                                              8,185,250
                                                             -------------
Total Investments (99.83%)
  (Cost $356,325,870**)                                        477,942,066
                                                             -------------
Cash and Other Assets
   Less Liabilities                                                806,418
                                                             -------------
Net Assets (Equivalent to $26.07 per
  share based on shares of 18,364,602
  beneficial interest outstanding)                           $ 478,748,484
                                                             =============


%   Represents percentage of net assets
+   Restricted securities pursuant to Rule 144A
*   Non-income producing securities
** For Federal income tax purposes the cost basis is $356,963,656. Aggregate unrealized appreciation and depreciation of investments are $130,153,556 and $9,175,146, respectively.

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)
                                                                   Market
Shares                                                              Value
--------------------------------------------------------------------------------
Common Stocks (94.60%)
--------------------------------------------------------------------------------
                  Amusement and Recreation Services (12.60%)
      600,000     AMF Bowling, Inc. *                          $17,400,000
      280,000     Intrawest Corp.*                               5,582,500
      850,000     Loews Cineplex Entertainment Corp.*           10,890,625
      375,000     Premier Parks, Inc.*                          24,984,375
      141,000     Sun Intl. Hotels, Ltd.*                        6,415,500
      900,000     The Sports Club Co.*                           6,750,000
                                                               -----------
                                                                72,023,000
                  Business Services (11.03%)
      355,000     Caribiner Intl., Inc.*                         6,212,500
      250,000     ChoicePoint, Inc.*                            12,656,250
      420,000     Coinmach Laundry Corp.*                        9,922,500
      212,000     Dispatch Management Services Corp.*            5,326,500
      800,000     Strategic Distribution, Inc.*                  4,400,000
      275,000     United Stationers, Inc.                       17,806,250
      345,000     US Office Products Co.*                        6,727,500
                                                               -----------
                                                                63,051,500
                  Communications (15.08%)
      460,000     American Tower Corp.*                         11,471,250
      725,000     Centennial Cellular Corp.*                    27,051,562
      383,000     Commnet Cellular, Inc.*                        5,625,313
      350,000     Commonwealth Telephone Enterprises,
                  Inc.*                                          9,231,250
      108,600     CoreComm, Inc.*                                2,850,750
      575,000     Paging Network, Inc.*                          8,050,000
      600,000     Rural Cellular Corp.*                          9,375,000
      300,500     SkyTel Communications, Inc.*                   7,033,563
      149,000     Specialty Teleconstructors, Inc.*              5,513,000
                                                               -----------
                                                                86,201,688
                  Consumer Products (1.39%)
      375,000     Equity Marketing, Inc.*#                       7,921,875

                  Education (2.74%)
      300,000     Caliber Learning Network, Inc.*                4,612,500
      451,000     Career Education Corp.*#                      11,049,500
                                                               -----------
                                                                15,662,000
                  Energy (0.97%)
      210,000     Dril-Quip, Inc.*                               5,512,500

                  Environmental (2.11%)
    1,270,000     International Technology Corp.*#              12,065,000

                  Health Services (5.57%)
    1,100,000     Counsel Corp.*                                12,512,500
      414,000     Mariner Health Group, Inc.*                    6,882,750
      335,000     Paragon Health Network, Inc.*                  5,401,875
      160,000     Province Healthcare Co.*                       4,430,000
      690,000     U.S. Diagnostic, Inc.*                         2,630,625
                                                               -----------
                                                                31,857,750
                  Hotels and Lodging (5.05%)
      250,000     Bristol Hotel Co.*                             6,125,000
      275,000     Four Seasons Hotels, Inc.                      9,693,750
      600,100     ResortQuest Intl., Inc.*                       9,789,131
      400,000     U.S. Franchise Systems, Inc.*                  3,250,000
                                                               -----------
                                                                28,857,881

--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)
                                                                   Market
Shares                                                             Value
--------------------------------------------------------------------------------
                  Machinery & Electronics (1.40%)
      275,000     UCAR International, Inc.*                    $ 8,026,562

                  Manufacturing (5.52%)
      135,000     Amphenol Corp.*                                5,265,000
      750,000     AVTEAM, Inc.* # @                              8,062,500
      200,000     Commscope, Inc.*                               3,237,500
      690,000     Unova, Inc.*                                  15,007,500
                                                               -----------
                                                                31,572,500
                  Media and Entertainment (12.95%)
      900,000     Century Communications Corp.*                 16,875,000
      157,450      Clear Channel Communications, Inc.*
                   (formerly Universal Outdoor Hldgs.,
                   Inc.)                                        17,181,731
      385,000     Metro Networks, Inc.*                         16,603,125
      275,000     SFX Entertainment, Inc.*                      12,615,625
      165,000     Young Broadcasting, Inc.*                     10,725,000
                                                               -----------
                                                                74,000,481
                  Real Estate and REITs (8.05%)
      260,000     CCA Prison Realty Trust                        7,962,500
      155,500     Crescent Operating, Inc.*                      2,643,500
      195,000     Excel Legacy Corp.*                              853,125
      525,000     Iron Mountain, Inc.*                          23,493,750
      270,000     Kimco Realty Corp.                            11,070,000
                                                               -----------
                                                                46,022,875
                  Retail Trade and Restaurants (6.57%)
      200,000     Kenneth Cole Productions, Inc. *               5,175,000
      350,000     Mortons Restaurant Group, Inc.*#               8,421,875
      300,000     Stein Mart, Inc.*                              4,050,000
      231,300     United Rentals, Inc.*                          9,714,600
      320,000     Williams-Sonoma, Inc.*                        10,180,000
                                                               -----------
                                                                37,541,475
                  Transportation (1.69%)
      240,000     Budget Group, Inc.*                            7,665,000
      294,900     Simon Transportation Services, Inc.*           1,972,144
                                                               -----------
                                                                 9,637,144
                  Utility Services (1.38%)
      860,000     El Paso Electric Co.*                          7,901,250

                  Miscellaneous (0.50%)                          2,857,918
                                                               -----------
Total Common Stocks
 (Cost $474,743,303)                                           540,713,399
                                                               -----------

--------------------------------------------------------------------------------
                             BARON SMALL CAP FUND
--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
June 30, 1998 (Unaudited)

Principal                                                         Market
Amount                                                             Value
--------------------------------------------------------------------------------
Corporate Bonds (0.42%)
--------------------------------------------------------------------------------
                  Health Services (0.42%)
$3,250,000        U.S. Diagnostic, Inc. 9.00% Conv. Sub.
                  Deb. 03/31/2003                             $  2,405,000
                                                              ------------
Total Corporate Bonds
 (Cost $2,520,000)                                               2,405,000
                                                              ------------
--------------------------------------------------------------------------
Short Term Money Market Instruments (4.81%)
--------------------------------------------------------------------------
27,493,000        Associates Corporation of N.A., 6.0%
                  Due 07/01/1998                                27,493,000
                                                              ------------
Total Short Term Money Market Instruments
  (Cost $27,493,000)                                            27,493,000
                                                              ------------
Total Investments (99.83%)
 (Cost $504,756,303**)                                         570,611,399
                                                              ------------
Cash and Other Assets
  Less Liabilities                                                 957,392
                                                              ------------
Net Assets (Equivalent to $11.97 per
  share based on shares of 47,735,846
  beneficial interest outstanding)                            $571,568,791
                                                              ============



%    Represents percentage of net assets
#    Issuers that may be deemed to be "affiliated"
@    Restricted Securities
*    Non-income producing securities
**   For Federal income tax purposes the cost basis is identical.
     Aggregate unrealized appreciation and depreciation of investments are $93,777,693 and $27,922,597, respectively.